                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A-1
                                Current Report


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 19, 1996.
                                                        ---------------


                       INTERNATIONAL REALTY GROUP, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                    0-20180              62-1277260
            --------                    -------              ----------
(State or other jurisdiction of      Commission File      (I.R.S. Employer
        incorporation)                   Number          Identification No.)



111 Northwest 183rd Street, Suite 350, Miami, Florida                33169
-----------------------------------------------------                -----
      (Address of principal executive office)                      (Zip Code)


      Registrant's telephone number, including area code: (305) 944-8811
                                                          --------------

The Registrant's Form 8-K, dated August 19, 1996 and filed with the Commission on September 4, 1996, is hereby amended to include the financial statements required by Item 7.a of Form 8-K and the Pro Forma financial information required by Item 7.b of Form 8-K.

Item 7:   Financial Statement and Exhibits
------------------------------------------
     a.   Financial Statements of Businesses Acquired



                         INDEX TO FINANCIAL STATEMENTS


INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES:
     CONSOLIDATED FINANCIAL STATEMENTS:
        YEARS ENDED DECEMBER 31, 1995 AND 1994:

     Independent Auditors' Report                                                       F-2
     Consolidated Balance Sheets                                                        F-3
     Consolidated Statements of Operations                                              F-4
     Consolidated Statements of Shareholders' Equity                                    F-5
     Consolidated Statements of Cash Flows                                              F-6
     Summary of Significant Accounting Policies                                         F-8
     Notes to Consolidated Financial Statements                                         F-11

INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES:
  CONSOLIDATED FINANCIAL STATEMENTS:

    Consolidated Balance Sheets-June 30, 1996 and 1995                                  F-25
     Consolidated Statements of Operations for the three
      and six months ended June 30, 1996 and 1995                                       F-26
     Consolidated Statements of Cash Flows for the six
       months ended June 30, 1996                                                       F-27

CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.:
  FINANCIAL STATEMENTS:
    YEARS ENDED DECEMBER 31, 1995 AND 1994:

     Independent Auditors' Report                                                       F-29
     Balance Sheets                                                                     F-30
     Statements of Operations                                                           F-31
     Statements of Shareholders' Equity (Deficiency)                                    F-32
     Statements of Cash Flows                                                           F-33
     Notes to Financial Statements                                                      F-35

CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.:
  FINANCIAL STATEMENTS:

     Independent Auditors' Report                                                       F-41
     Balance Sheets - June 30, 1996 and 1995                                            F-42
     Statements of Operations for the six months ended
       June 30, 1996 and 1995                                                           F-43
     Statements of Shareholders' Equity (Deficiency) for the
       six months ended June 30, 1996 and 1995                                          F-44
     Statements of Cash Flows for the six months ended
       June 30, 1996 and 1995                                                           F-45
     Notes to Financial Statements                                                      F-47

CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.:
     FINANCIAL STATEMENTS:

         Independent Auditors' Report                                  F-53
         Balance Sheets - December 31, 1995 and 1994                   F-54
         Statements of Operations for the years ended
           December 31, 1995 and 1994                                  F-55
         Statements of Shareholders' Equity for the years ended
           December 31, 1995 and 1994                                  F-56
         Statements of Cash Flows for the years ended
           December 31, 1995 and 1994                                  F-57
         Notes to Financial Statements                                 F-59

    CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.:
      FINANCIAL STATEMENTS:

         Independent Auditors' Report                                  F-67
         Balance Sheets - June 30, 1996 and 1995                       F-68
         Statements of Operations for the six months ended
           June 30, 1996 and 1995                                      F-69
         Statements of Shareholders' Equity for the six months
           ended June 30, 1996 and 1995                                F-70
         Statements of Cash Flows for the six months ended
           June 30, 1996 and 1995                                      F-71
         Notes to Financial Statements                                 F-73

    BAHIA DE CORTES:
    FINANCIAL STATEMENT:

         Independent Auditors' Report                                  F-81
         Balance Sheet - March 31, 1996                                F-82
         Notes to Financial Statement                                  F-83

    BAHIA DE CORTES:
    FINANCIAL STATEMENT:

         Independent Auditors' Report                                  F-86
         Balance Sheet - June 30, 1996                                 F-87
         Notes to Financial Statement                                  F-88

    BARRA DEL TORDO:
      FINANCIAL STATEMENT:

         Independent Auditors' Report                                  F-91
         Balance Sheet - March 31, 1996                                F-92
         Notes to Financial Statement                                  F-93

BARRA DEL TORDO:
     FINANCIAL STATEMENT:


                    Independent Auditors' Report           F-100
                    Balance Sheet - June 30, 1996          F-101
                    Notes to Financial Statement           F-102

               HACIENDA DE FRANCO:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-109
                    Balance Sheet - March 31, 1996         F-110
                    Notes to Financial Statement           F-111

               HACIENDA DE FRANCO:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-115
                    Balance Sheet - June 30, 1996          F-116
                    Notes to Financial Statement           F-117

               VILLAS DEL CARBON:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-121
                    Balance Sheet - March 31, 1996         F-122
                    Notes to Financial Statement           F-123

               VILLAS DEL CARBON:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-126
                    Balance Sheet - June 30, 1996          F-127
                    Notes to Financial Statement           F-128



     b.   Pro Forma Financial Information

                 International Realty Group, Inc. and Subsidiaries Unaudited Pro-Forma Condensed Consolidated Financial Statements


        Balance Sheet as of December 31, 1995              F-131
        Statement of Operations Year Ended
          December 31, 1995                                F-132
        Balance Sheet as of June 30, 1996                  F-133
        Statement of Operations ended
          June 30, 1996                                    F-134
        Notes to Financial Statements                      F-135

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTERNATIONAL REALTY GROUP, INC.
                                        (Registrant)




Date: October 24, 1996                  By: /s/ Richard M. Bradbury
      ----------------                      -------------------------------
                                            Richard M. Bradbury, President

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
International Realty Group, Inc. and Subsidiaries
North Miami Beach, Florida

We have audited the accompanying consolidated balance sheets of International Realty Group, Inc. and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Appraisal Group International, RT, a subsidiary, which statements reflected total assets of $232,600 and $373,000 ($911,500 less $678,900 and $1,653,000 less $1,290,000 of trust assets not deemed assets of the subsidiary) as of December 31, 1995 and 1994, respectively, and total revenues of $690,800 and $584,000, respectively, for the years then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Appraisal Group International, RT, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provides a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the 1995 and 1994 consolidated financial statements referred to above present fairly, in all material respects, the financial position of International Realty Group, Inc. and Subsidiaries, as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ HIXSON, MARIN, POWELL & DE SANCTIS, P.A.


North Miami Beach,
Florida

March 22, 1996

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
          CONSOLIDATED BALANCE SHEETS - DECEMBER 31, 1995 AND 1994


                         ASSETS

                                               1995             1994
                                          ------------     ------------
Current assets:
  Cash and equivalents                    $     19,400     $     33,300

  Accounts receivable, deemed
   fully collectible                           221,500          420,300

  Refundable income tax                         -                 3,200


  Other current assets                          26,800           23,500



                                          ------------     ------------
          Total current assets                 267,700          480,300


Note receivable                                 -                45,000


Marketable securities available for sale        34,700           -


Land held for investment                       481,000           31,600


Furniture, equipment and
 improvements                                  205,900          209,600


Excess of cost over estimated fair
 value of net assets acquired                  140,800          158,500


Other assets                                    51,800           39,800








                                          ------------     ------------
                                          $  1,181,900     $    964,800
                                          ------------     ------------


     LIABILITIES AND SHAREHOLDERS' EQUITY

                                                      1995             1994
                                                  ------------     ------------
Current liabilities:
  Current portion of long-term debt               $    151,900     $    145,000

  Accounts payable                                     134,900          171,000

  Accrued liabilities                                  396,200          251,400

  Billings in excess of costs and estimated
   earnings on uncompleted contracts                     7,700           -

  Shareholders loans                                    26,700           -

  Income taxes payable                                  -                 3,500
                                                  ------------     ------------
          Total current liabilities                    717,400          570,900
                                                  ------------     ------------
Long-term debt, less current portion                    49,000           92,000
                                                  ------------     ------------
Liquidity and strategic planning,
 restatements, concentration of credit
 risk, commitments, transactions with
 related parties and trust assets
 (Notes 2, 3, 4, 8, 11 and 13)

Minority interest                                       35,300           -
                                                  ------------     ------------
Shareholders' equity:
  Common stock, $.001 par; authorized
   10,000,000 shares; 8,954,187 and
   7,898,112 common shares issued at
   1995 and 1994, respectively                           9,000            7,900

  Capital in excess of par                           1,053,400          597,000

  Cummulative translation adjustment                  (203,500)        (184,100)

  Accumulated deficit                                 (463,200)        (103,400)
                                                  ------------     ------------
                                                       395,700          317,400
  Less shares of common stock held
   in treasury, at cost                                 15,500           15,500
                                                  ------------     ------------
                                                       380,200          301,900
                                                  ------------     ------------
                                                  $  1,181,900     $    964,800
                                                  ------------     ------------

            Read the accompanying summary of significant accounting
                 policies and notes to consolidated financial
            statements, both of which are an integral part of this
                       consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                              1995            1994
Revenues:                                                ------------    ------------
  Professional fees                                      $  1,024,600    $  1,284,700
  Interest                                                     95,000          29,600
  Other                                                       102,500          13,900
                                                         ------------    ------------
                                                            1,222,100       1,328,200
                                                         ------------    ------------
Operating expenses:
  Amortization and depreciation                                87,800          90,400
  Bad debts                                                    73,300         136,500
  Direct                                                      620,800         582,800
  Interest                                                     27,000           8,700
  Payroll and related benefits                                415,700         411,300
  Rent                                                         55,400          79,700
  Selling, general and
   administration                                             246,900         276,700
                                                         ------------    ------------
                                                            1,526,900       1,586,100
                                                         ------------    ------------
Loss before other deductions, provision
 for income taxes and minority interest                      (304,800)       (257,900)

Other deductions                                              (51,500)         -
                                                         ------------    ------------
Loss before provision for income taxes
 and minority interest                                       (356,300)       (257,900)
                                                         ------------    ------------
Provision for income taxes (benefit):
  Current, including foreign taxes
   (1995, $2,900; 1994, $6,000)                                 2,900           2,800
  Deferred                                                     -              (24,000)
                                                         ------------    ------------
                                                                2,900         (21,200)
                                                         ------------    ------------
Loss before minority interest                                (359,200)       (236,700)

Minority interest                                                 600          -
                                                         ------------    ------------
Net loss                                                 $   (359,800)   $   (236,700)
                                                         ============    ============

Loss per share of common share:                          $      (0.04)   $      (0.04)
                                                         ============    ============

Weighted average common shares                              8,324,395       6,546,934
                                                         ============    ============


        Read the accompanying summary of significant accounting policies and notes to consolidated financial statements, both of which are an integral part of this consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                   YEARS ENDED DECEMBER 31, 1995 AND 1994





                                                            Common stock            Capital in
                                                       -------------------------    Excess of
                                            Total        Shares        Amount          Par
                                        ------------   ----------   -----------   ------------
Balance, beginning, as previously
 reported                               $    605,200    6,530,612   $     6,500   $    421,400

Cummulative effect of restatement
 for amortization of intangibles
 ($45,000) and contribution of
 accrued officers salaries to
 capital in excess of par ($175,600)         (45,000)       -             -            175,600
                                        ------------   ----------   -----------   ------------
Balance, beginning, as restated              560,200    6,530,612         6,500        597,000


Add (deduct):
  Currency translation adjustment            (23,000)       -             -             -

  Common stock issued                          1,400    1,367,500         1,400         -

  Net loss                                  (236,700)       -             -             -
                                        ------------   ----------   -----------   ------------

Balance, December 31, 1994                   301,900    7,898,112         7,900        597,000

Add (deduct):
  Currency translation adjustment            (19,400)       -             -             -

  Common stock issued                        457,500    1,056,075         1,100        456,400

  Net loss                                  (359,800)       -             -             -
                                        ------------   ----------   -----------   ------------

Balance, ending                         $    380,200    8,954,187   $     9,000   $  1,053,400
                                        ============   ==========   ===========   ============

                                                          Retained
                                         Cummulative      Earnings          Treasury Stock
                                         Translation    (Accumulated  ---------------------------
                                          Adjustment      Deficit)       Shares         Amount
                                        ------------   -------------  ------------  -------------
Balance, beginning, as previously
 reported                               $   (161,100)  $    353,900        17,500   $    (15,500)

Cummulative effect of restatement
 for amortization of intangibles
 ($45,000) and contribution of
 accrued officers salaries to
 capital in excess of par ($175,600)          -            (220,600)       -              -
                                        ------------   ------------   -----------   ------------
Balance, beginning, as restated             (161,100)       133,300        17,500        (15,500)


Add (deduct):
  Currency translation adjustment            (23,000)        -             -              -

  Common stock issued                         -              -             -              -

  Net loss                                    -            (236,700)       -              -
                                        ------------   ------------   -----------   ------------

Balance, December 31, 1994                  (184,100)      (103,400)       17,500        (15,500)

Add (deduct):
  Currency translation adjustment            (19,400)        -             -              -

  Common stock issued                         -              -             -              -

  Net loss                                    -            (359,800)       -              -
                                        ------------   ------------   -----------   ------------

Balance, ending                         $   (203,500)  $   (463,200)       17,500   $    (15,500)
                                        ============   ============   ===========   ============



            Read the accompanying summary of significant accounting
                 policies and notes to consolidated financial
            statements, both of which are an integral part of this
                       consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                     1995                                   1994
                                                         -----------------------------          -----------------------------
Cash flows from operating activities:
  Sources of cash:
    Clients and other                                    $ 1,230,400                            $ 1,035,600
    Interest                                                 102,700      $ 1,333,100                10,600      $ 1,046,200
                                                         -----------                            -----------
  Uses of cash:
    Cash paid to:
      Direct costs                                           656,900                                541,300
      Operating                                              343,300                                347,300
      Payroll and related benefits                           244,300                                228,800
      Interest                                                27,500                                  7,200
      Income taxes                                             3,200        1,275,200                 6,000        1,130,600
                                                         -----------      -----------           -----------      -----------
  Cash provided by (used-in) operating activities                              57,900                                (84,400)
                                                                          -----------                            -----------
Cash flows from investing activities:
  Uses of cash:
    Acquisition of equipment                                  21,500                                  7,100
    Real estate                                                  700                                  1,900
    Acquisition costs                                         43,900                                  -
                                                         -----------                            -----------
      Cash (used-in) investing activities                                     (66,100)                                (9,000)
                                                                          -----------                            -----------
Cash flows from financing activities:
  Sources of cash:
    Long-term debt                                            62,500                                134,000
    Shareholders loans                                        26,700           89,200                 -              134,000
                                                         -----------                            -----------
  Uses of cash:
    Payment of:
      Long-term debt                                          75,500                                107,200
      Shareholders loans                                       -               75,500                 6,600          113,800
                                                         -----------      -----------           -----------      -----------
      Cash provided by financing activities                                    13,700                                 20,200
                                                                          -----------                            -----------
Effect of exchange rates on cash and equivalents                              (19,400)                               (23,000)
                                                                          -----------                            -----------
Decrease in cash and equivalents                                              (13,900)                               (96,200)

Cash and equivalents, beginning                                                33,300                                129,500
                                                                          -----------                            -----------
Cash and equivalents, ending                                              $    19,400                            $    33,300
                                                                          ===========                            ===========



       Read the accompanying summary of significant accounting policies and notes to consolidated financial statements, both of which are an integral part of this consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                            1995             1994
                                                        -----------      ------------
Reconciliation of net loss to cash provided
 by (used-in) operating activities:

Net loss                                                $  (359,800)     $  (236,700)
                                                        -----------      -----------
Adjustments to reconcile net loss to cash
 provided by (used-in) operating activities:

  Amortization and depreciation                              87,800           90,400

  Minority interest                                             600            -

  Common stock issued as compensation                        32,100            1,400

  Changes in assets and liabilities:
    Accounts receivable                                     198,800         (131,500)
    Refundable income tax                                     3,200            3,200
    Other current assets                                     (3,300)          (9,900)
    Accounts payable                                        (36,100)          32,500
    Accrued liabilities                                     145,400          196,600
    Costs in excess of billings                               7,700            -
    Income taxes                                             (3,500)           -
    Deferred tax liability                                    -              (24,000)
    Other                                                   (15,000)          (6,400)
                                                        -----------      -----------
                     Total adjustments                      417,700          152,300
                                                        -----------      -----------
Cash provided by (used-in) operating activities         $    57,900      $   (84,400)
                                                        ===========      ===========
Supplemental schedule of non-cash activities:
  Operating activities:
    Common stock issued as compensation                 $    32,100      $     1,400
                                                        ===========      ===========
    Furniture and equipment in exchange for
     accounts receivable                                $    15,000
                                                        ===========
  Investing activities:
    Common stock issued in exchange
     for real property                                  $   401,700
    Reduction of note receivable in
     exchange for real property                              45,000
                                                        -----------
                                                        $   446,700
                                                        ===========
  Financing activities:
    Common stock issued in exchange for
     cancellation of long-term debt                     $    23,100
                                                        ===========

       Read the accompanying summary of significant accounting policies and notes to consolidated financial statements, both of which are an integral part of this consolidated financial statement.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




BASIS OF ACCOUNTING:
  International Realty Group, Inc, (the Company) prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.


MANAGEMENT ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Those estimates that are considered significant to the accompanying consolidated financial statements include the per share value used in the acquisition of various investments.


FAIR VALUE OF FINANCIAL INSTRUMENTS:
  Financial instruments which include cash and equivalents, accounts receivable, accounts payable and accrued liabilities are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.


PRINCIPLES OF CONSOLIDATION:
  The consolidated financial statements include the accounts of International Realty Group, Inc. and all material subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.


REVENUE RECOGNITION:
  Service revenues are recognized on the percentage of completion method of accounting. Percentage of completion is determined by reference to the extent of contract performance, future performance and costs incurred. Costs and estimated earnings in excess of billings on uncompleted contracts are reported as unbilled receivables. Billings in excess of costs and estimated earnings on uncompleted contracts are reported as deferred revenues. Contracts in process are reviewed quarterly and revenues are adjusted in current accounting periods based on revisions. Provisions for estimated losses on contracts are recorded when identified. Substantially all service contracts have been short term.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





CASH AND EQUIVALENTS:
  The Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.


FOREIGN CURRENCY TRANSLATION:
  Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. All assets and liabilities of operations outside the United States are translated into United States dollars at period-end exchange rates. The Hungarian exchange rate used for the years ended December 31, 1995 and 1994 was H$139.81 and H$113.62, respectively. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.


INVESTMENTS:
  Investments in equity securities are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.


FURNITURE, EQUIPMENT, IMPROVEMENTS, DEPRECIATION AND AMORTIZATION:
  Furniture, equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed on the straight-line method over the estimated useful lives as follows:


                                  Estimated Useful Lives
                                     (In years)
                                -----------------------
Furniture and equipment              10 years
Leasehold improvements               10 years
Library                               7 years

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





FURNITURE, EQUIPMENT, IMPROVEMENTS, DEPRECIATION AND AMORTIZATION (CONTINUED):
  Repairs, maintenance and renewals are charged to operations as incurred, and expenditures for significant betterments and renewals are capitalized.

  The cost of fixed assets retired or sold, together with the related accumulated depreciation, are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is included in net earnings.


EXCESS OF COST OVER ESTIMATED FAIR VALUE OF NET ASSETS ACQUIRED:
  The excess of cost over estimated fair value of net assets acquired is being amortized by the straight-line method over the estimated useful life of ten
  (10) years. The Company evaluates the amortization period of intangibles on an ongoing basis in light of changes in any business conditions and events or circumstances that may indicate the potential impairment of the intangible asset. The Company evaluates the historical and projected operating performance of acquired businesses, specific industry trends and general economic conditions to assess whether the remaining estimated useful life may warrant revision or that the remaining balance of the intangible assets may not be recoverable. If such factors, events or circumstances indicate that the value is impaired, the Company will provide for the decline in that period.


OTHER ASSETS:
  Other assets consist primarily of organizational costs which are stated at cost and are being amortized over a five year period using the straight-line method.


INCOME TAXES:
  Deferred income taxes are provided for temporary differences resulting from inclusion of income and expenses for financial reporting purposes in years other than when recognized for income tax purposes. Accordingly, deferred income taxes are provided for the temporary differences resulting from use of the cash method of accounting for income tax purposes and the accrual method of accounting for financial statement purposes.


RECLASSIFICATION:
  In order to facilitate comparison of financial information, certain amounts reported in the prior year have been reclassified to conform with the current year presentation.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994


1.  ORGANIZATION AND BUSINESS:
      International Realty Group, Inc. was organized and incorporated under the laws of the State of Delaware on April 13, 1970. The Company provides commercial real estate and business valuations and appraisals both domestically and on an international basis.

      Wholly-owned subsidiaries of the Company are as follows except Appraisal Group International, RT which is 75% owned by Stragix International,
      Inc.:


                                   State or Country                Date of
            Company                of  Incorporation             Incorporation
---------------------------------  -----------------            ---------------
The Appraisal Group, Inc.             Florida                    August 21, 1974

U.S. Property Investment and
 Auction, Inc.                        Florida                    March 31, 1987

Appraisal Group International, Inc.   Florida                    July  7, 1989

Stragix International, Inc.           Florida                    April 1, 1990

Appraisal Group International, RT     Hungary                    June 6, 1990

IRG Financial Services, Inc.          Florida                    June 15, 1992

Caye Bokel, Limited                   Belize                    January 27, 1995


2.  LIQUIDITY AND STRATEGIC PLANNING:
      As reflected in the accompanying consolidated balance sheets, the Company's current liabilities exceed its current assets as of December 31, 1995 by approximately $449,700, which is an increase of $359,100 from 1994. Accrued officers salaries of approximately $375,900 and shareholders loans of approximately $26,700 are significant amounts of the working capital deficiency. If these related party items were not considered, the working capital deficiency would be reduced to approximately $47,100. For the year ended December 31, 1995, the Company reported positive cash flows from operations while reporting a net loss of $359,800. Subsequent to December 31, 1995, an additional $55,000 has been loaned to the Company as additional working capital. The Company has a significant investment in goodwill and other intangible assets, the recoverability of which is dependent upon the success of future operations.

      The Company has filed a Form 14C, Preliminary Information Statement, with the Securities and Exchange Commission. The purpose of the Information Statement is to disclose formal discussions regarding the Company's acquisition of interest owned by DSC, S.A. de C.V. and Hemisphere Development, Ltd. (DSC). If the proposed transaction were to be consummated, the controlling shareholder of DSC would be the controlling shareholder of the Company. The Company is in the process of notifying the Secretary of State of the State of Delaware of its intention to increase the authorized shares from 10,000,000 common shares to 450,000,000 common shares.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





2.  LIQUIDITY AND STRATEGIC PLANNING (CONTINUED):
      Under the proposal, the Company would acquire Clusters, S.A. de C.V. (Clusters), a wholly owned subsidiary of DSC. In addition, the Company would acquire DSC's 30% interest in Nueva Tierra, S.A. de C.V. (Nueva Tierra) and the remaining 70% interest of Nueva Tierra from Hemisphere Development Ltd. (Hemisphere). All acquisitions would be in exchange for the common stock of the Company. DSC, Clusters and Nueva Tierra are corporations organized under the laws of Mexico while Hemisphere is a corporation organized under the laws of the Isle of Man. The transaction has been valued at $88,651,100 (Clusters, $34,832,000; Nueva Tierra, $16,145,059; Hemisphere, $37,674,095), subject to adjustments at the date of closing. The Company would issue 113,364,647 shares of common stock valued at $.782 cents per share. Of the total shares to be issued, 65,188,055 will be issued to DSC, and 48,176,592 will be issued to Hemisphere. 15,991,049 of the shares issued to DSC will in turn be transferred to a financial institution to extinguish $12,505,000 of short-term debt owed by DSC. Costs associated with this transaction will be charged to shareholders' equity upon completion.


      The per share value of $.782 has been estimated by management as follows:




            a)   Caye Bokel:
                   Discounted forecasted cash flow
                   assuming a fully developed
                   destination resort.  Discounts
                   of 20% to 25% were used.                $  5,500,000

            b)   Valuation:

                   Management's valuation of the
                   domestic and foreign valuation
                   services, including liquidation fees.      1,500,000

                                                           ------------
                                                           $  7,000,000
                                                           ============

            Shares outstanding at valuation date              8,954,187
                                                           ============

            Per share value                                $       .782
                                                           ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





2.  LIQUIDITY AND STRATEGIC PLANNING (CONTINUED):
      After completion of the proposed transaction, the Company would expand its business operations from professional services into additional segments which would include:

           a)  Lodging
           b)  Development of commercial and
                 residential properties

      To assist the Company in accomplishing its strategic plans, DSC has advanced working capital loans to the Company. As of December 31, 1995, $62,500 was advanced. An additional $55,000 was advanced in 1996.

      During 1995, in a transaction which was previously disclosed, the Company was negotiating with Trinity Energy Corporation (Trinity). The negotiations were terminated by the Company after it determined that Trinity was not prepared or willing to consummate the proposed transaction. Costs incurred with the proposed transaction amounted to approximately $35,500 and were charged to current operations.


3.  ADJUSTMENTS TO OPENING BALANCE OF SHAREHOLDERS' EQUITY:
      The Company has restated retained earnings (accumulated deficit) for the correction of errors originating prior to 1994. The corrections result from changing the amortization of certain intangible costs from ten (10) years to five (5) years and the reclassification of officers payroll which had previously been accrued and subsequently contributed to capital. The effect of the restatement on shareholders' equity was a reduction of $45,000. Officers payroll in the amount of $175,600 was accrued during the year ended December 31, 1993. The officers waived payment of the accrued payroll and such amount was in turn treated as a contribution to the Company. As a result, capital in excess of par was increased and retained earnings were decreased by the same $175,600. The following table summarizes the restatement impact on net loss and net loss per share for the years 1994 and 1993:

                                               1994           1993
                                           ------------  -------------
         Net loss, as previously reported  $   (221,700) $     (11,300)
                                           ------------  -------------
         Effect of restatement:
           Amortization                          15,000         15,000
           Payroll                                    -        175,600
                                           ------------  -------------
                                                 15,000        190,600
                                           ------------  -------------
         Net loss, as restated             $   (236,700) $    (201,900)
                                           ============  =============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





3.  ADJUSTMENTS TO OPENING BALANCE OF SHAREHOLDERS EQUITY (CONTINUED):


                                                       1995                        1994
                                                   ------------                ------------
    Per share amounts as previously reported       $   (0.03)                   $    0.00

    Effect of restatement                              (0.01)                       (0.03)
                                                   ---------                    ---------
    Per share amounts, as restated                 $   (0.04)                   $   (0.03)
                                                   =========                    =========



4.  CONCENTRATION OF CREDIT RISK:
      Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. During the year, the Company's account balances with financial institutions may exceed federally insured limits. Management regularly monitors their balances and attempts to keep this potential risk to a minimum by maintaining their accounts with financial institutions they believe are of good quality.

      A concentration of credit risk may exist with respect to accounts receivable. The Company has a large number of customers on which it performs ongoing credit evaluations and generally does not require collateral from its customers. The Company maintains an allowance for uncollectible accounts receivable based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the consolidated financial statements.

      A significant portion of the Company's revenues consist of fees to major customers on credit. Net revenues in 1995 to major customers are as follows:


                                           Amount        Percentage
                                           ------        ----------
   Domestic:
    Customer A                            $106,600         20.0%

   Foreign:
    Customer A                            $552,600         80.0%


Both customers are governmental agencies. There are no other customers which contribute revenues in excess of 5%.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





5.  LAND HELD FOR INVESTMENT:
      Land held for investment consists of one (1.0) acre of developed vacant land in La Grange, Texas, and eighty seven (87) acres of undeveloped land on the Island of Caye Bokel in the country of Belize. A summary is as follows:


                                         1995               1994
                                       ------------  ------------
               La Grange, Texas        $     31,600  $     31,600
               Caye Bokel, Belize           449,400             -
                                       ------------  ------------
                                           $481,000  $     31,600
                                       ============  ============


      Management intends to hold the property for either future sale or development. As part of the purchase of the Caye Bokel property, the Company exchanged 515,000 shares of common stock valued at $.782 per share in October, 1995. An independent appraisal of the property valued the transaction in excess of the recorded amount.


6.  MARKETABLE SECURITIES:
      During the current year, the Board of Directors of Appraisal Group International, RT (AGI RT), with the concurrence of its parent, authorized the exchange of twenty five percent (25.0%) of AGI RT common stock with certain directors/officers/employees of the Corporation for marketable securities of other Hungarian corporations owned by these directors/officers/employees. The fair values of the marketable securities were based on the fair value of AGI RT compared to the net equity of the companies in the exchange of securities. The securities do not represent controlling interest in other Hungarian companies.
      Minority interest represents the minority shareholders' proportionate share of the equity in Appraisal Group International, RT. At December 31, 1995, the Company owned seventy five percent (75.0%) of the capital stock of AGI RT. Investments are stated at fair value as determined by the Board of Directors. Because of the inherent uncertainty of such valuations, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994








7.  DETAILS OF FINANCIAL STATEMENT COMPONENTS:    1995               1994
                                             ------------        ------------
   OTHER CURRENT ASSETS:
        Interest receivable                  $     11,300        $     19,000
        Prepaid expenses                           15,500               4,500
                                             ------------        ------------
                                             $     26,800        $     23,500
                                             ============        ============
   FURNITURE, EQUIPMENT AND IMPROVEMENTS:
        Furniture and equipment              $    164,600        $    128,300
        Leasehold improvements                     12,400              12,400
        Library                                   207,600             205,100
                                             ------------        ------------
                                                  384,600             345,800
        Less accumulated deprecation
         and amortization                         178,700             136,200
                                             ------------        ------------
                                             $    205,900        $    209,600
                                             ============        ============
      OTHER ASSETS:
        Acquisition costs                    $     43,900        $          -
        Deposits                                    7,700               7,700
        Organization costs                            200              32,100
                                             ------------        ------------
                                             $     51,800        $     39,800
                                             ============        ============
      ACCRUED LIABILITIES:
        Payroll and payroll taxes            $    375,900        $    212,800
        Interest                                    1,000               1,500
        Foreign taxes, other than on income        13,600              23,000
        Other                                       5,700              14,100
                                             ------------        ------------
                                             $    396,200        $    251,400
                                             ============        ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994






      8.  LONG-TERM DEBT:                       1995          1994
                                            ------------  ------------
          Note payable, demand,
          interest at 6.0%,
          collateralized by 50,000
          shares of common stock,
          matured on August 27, 1992.       $       -     $     23,100

          Note payable, related party,
          unsecured, interest at 2.0%
          per annum, payable monthly,
          balloon payment of $49,000
          due on December 31, 1997.            49,000           49,000

          Note payable, unsecured,
          interest at 7.25% for 1995
          and 1994.                            89,400          134,000

          Note payable, unsecured,
          interest at 7%, payable
          quarterly, matured on
          December 31, 1994.                        -           30,900

          Note payable, related party,
          collateralized by accounts
          receivable, non-interest
          bearing, due on demand.              62,500                -
                                            ---------     ------------
                                              200,900          237,000
          Less current portion                151,900          145,000
                                            ---------     ------------
                                            $  49,000     $     92,000
                                            =========     ============


      Maturities of long-term debt subsequent to December 31, 1995 are as follows:

                          Years ending
                          December 31,         Amount
                          ------------     ------------
                             1996           $   151,900
                             1997                49,000
                                            -----------
                                            $   200,900
                                            ===========

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





9.  INCOME TAXES:
      Components of the net deferred tax liability as reflected on the Company's consolidated balance sheets are as follows:

                                           1995               1994
                                         ------------  ------------
          Deferred tax assets:
                Accounts payable         $  45,900     $     64,300
                Accrued liabilities        134,700           94,500
                Net operating loss          92,500           82,600
                                         ---------     ------------
                                           273,100          241,400

          Less valuation allowance        (197,800)         (76,300)
                                         ---------     ------------
                                            75,300          165,100
          Deferred tax liabilities:
                Accounts receivable        (75,300)        (165,100)
                                         ---------     ------------
                                         $       -     $          -
                                         =========     ============


      The valuation allowance is provided when it is more likely than not that the tax benefit may not be realized.


      The components of the provision for income taxes (benefit) for the years ended December 31, 1995 and 1994, are as follows:


          Current payable (receivable):
            Federal                      $          -  $     (3,200)
            Foreign                             2,900         6,000

          Deferred:
            Federal                                 -       (19,100)
            State                                   -        (4,900)
                                         ------------  ------------
                                         $      2,900  $    (21,200)
                                         ============  ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





9.  INCOME TAXES (CONTINUED):
      The income tax benefit for the year ended December 31, 1995, differs from that which would result from applying statutory tax rates primarily due to certain operating expenses which are not tax deductible. The provision for income taxes differs from the amount obtained by applying the federal statutory income tax rate to income before provision for income taxes as follows:

                                               1995             1994
                                           ------------  -------------
        Provision at statutory rate        $          -  $           -

        State taxes, less federal benefit             -              -

        Foreign taxes                             2,900          6,000

        Utilization of operating loss
         carrybacks/carryforwards                     -         (3,200)

        Foreign sales benefit                         -         (1,500)

        Other differences                             -        (22,500)
                                           ------------  -------------
                                           $      2,900  $     (21,200)
                                           ============  =============


      At December 31, 1995, the Company had available federal net operating loss carryforwards of approximately $304,100 which will generally expire beginning in the year 2011.

      The Company has not provided for federal income taxes on approximately $15,500 of undistributed earnings of its foreign subsidiaries which have been reinvested in their operations. If these earnings were distributed, net operating loss carryforwards and foreign tax credits available under current law would eliminate the resulting federal income tax liability.

10. LOSS PER SHARE:
      Loss per share of common stock were computed by dividing net loss by the weighted average number of shares of common stock. The number of shares used in the computation of loss per share of common stock during 1995 and 1994 were 8,324,395; and 6,546,934, respectively.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




11. COMMITMENTS, TRANSACTIONS WITH RELATED PARTIES AND BACKLOG:
      The Company leases office facilities on a month to month basis. Future minimum lease payments under this agreement are $3,800, per month.

      The Company has entered into two (2) employment agreements with shareholders/officers of the Company. The agreements provide for employment terms through 1996 with minimum annual compensation of approximately $204,000 per annum, plus bonuses if declared by the Board of Directors. No bonuses have been declared for the years ended December 31, 1995 and 1994.

      During the years ended December 31, 1995 and 1994, the Company paid compensation to shareholders/officers of $204,000 and $226,000, respectively. These amounts have been charged to operations either as payroll or consulting fees. The aggregate shares controlled by the shareholders receiving the compensation was approximately sixty-three percent (63.0%) for 1995 and seventy-five percent (75.0%) for 1994.

      The Company has a back-log of engagement agreements amounting to $115,000. The agreements signed in September, 1995 should commence about April, 1996.

12. STOCK OPTIONS AND AWARDS:
      The Company has granted stock options which are part of the employment agreement with a key employee. One million two hundred thousand (1,200,000) shares of the Company's common stock has been issued or reserved for issuance under the agreement. The terms of options granted under the agreement is determined at the time of the grant. The option price may not be less than the fair market value per share on the date of grant. The Company also awarded common stock to certain other employees which were granted at par value, which was deemed to be fair value.



 Stock option/award activity under the Agreement is as follows:

                                   1995          1994
                               ---------     ------------
 Number of option shares:
   Outstanding, beginning        400,000        1,000,000
   Add (deduct):
     Granted/awarded             200,000          767,500
     Exercised                   400,000        1,367,500
     Cancelled                      -               -
                               ---------     ------------
   Outstanding, ending           200,000          400,000
                               =========     ============
 Option price range
   Granted                     $    .001     $       .001
   Exercised                        .001             .001
   Cancelled                           -                -
                               ---------     ------------
   Outstanding, ending         $    .001     $       .001
                               =========     ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994



12. STOCK OPTIONS AND AWARDS (CONTINUED):
      The 400,000 shares exercised under the option agreement were valued at par on the exercise dates of April 1, 1995 and June 1, 1995.

      Management, with the concurrence of the majority shareholders, granted employee stock awards for 1995. All eligible employees of the Company were granted stock awards (32,575 shares). In addition, the Company also granted an award of 8,500 shares of common stock to all members of the Board of Directors, some of whom are officers. Amounts charged against current earnings for the awards was approximately $32,100. The per unit share was based upon the fair value ($.782) of the common stock at year end.

13. TRUST ASSETS:
      AGI RT maintains cash (1995, $678,900; 1994, $1,290,000) in a fiduciary or agency capacity (trust funds) for certain customers which is not included in the accompanying consolidated balance sheet. The trust funds represent funds for companies being liquidated under court supervision.

      In 1994, former employees of AGI Rt invested trust funds in securities of an entity. The investment was outside the fiduciary scope of responsibility of AGI RT as Trustee and was done without its knowledge or consent. The investments were liquidated in 1995 at a loss, and the Company has voluntarily indemnified the trust fund for such losses. Management of the Company is instituting legal proceedings against the former employees seeking restitution. The ability of recovery has not been determined, and accordingly, amounts paid as indemnification ($51,500) have been charged to current operations.



       14. SUPPLEMENTAL INFORMATION:           1995             1994
            Charged to:                    ------------      -----------
              Direct:
                Consulting, appraisal      $   526,000       $   492,000
                Reports, film and
                  other                         94,800            90,800
                                           -----------       -----------
                                           $   620,800       $   582,800
                                           ===========       ===========
              Selling, general and
               Administrative:
                Utilities                  $    42,500       $    39,500
                Insurance                        6,500             5,900
                Office                          48,600            76,000
                Professional                    71,600            36,100
                Selling                         23,100            51,100
                Other                           54,600            68,100
                                           -----------       -----------
                                           $   246,900       $   276,700
                                           ===========       ===========

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





15. BUSINESS SEGMENT:
      Information about the Company's operations in different geographic areas for the years ended December 31, 1995 and 1994 is as follows:


                                          Consolidated       United
                                             Total           States            Hungary
                                          -----------      -----------        ----------
    Net revenues:
      1995                                $1,222,100       $  531,300         $  690,800
      1994                                 1,328,200          744,200            584,000

    Income (loss) from
    continuing operations
    before other deductions,
    income taxes and
    minority interest:
     1995                                   (304,800)        (361,600)            56,800
     1994                                   (257,900)        (259,900)             2,000

    Identifiable assets:
     1995                                    666,200          467,200            199,000
     1994                                    885,000          512,000            373,000

    Capital expenditures:
     1995                                     36,500           15,200             21,300
     1994                                      7,100            7,100                  -

    Depreciation and amortization:
     1995                                     87,800           82,900              4,900
     1994                                     90,400           84,400              6,000


      Income (loss) form continuing operations is revenue less operating expenses. In determining income (loss) from continuing operations, the following items have not been included:

           a) Other deductions
           b) Income taxes
           c) Minority interest

      Identifiable assets are those assets that are identified with the operations in each geographic area.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994






16. SELECTED QUARTERLY FINANCIAL SUMMARY (UNAUDITED):
      For the years ended December 31:


                           FIRST     SECOND    THIRD        FOURTH
                        ----------  --------  --------     --------
1995:
  Revenues              $ 290,300   $335,300   $ 305,700   $ 290,800

  Operating expenses      397,700    462,000     285,000     434,300
                         --------   --------   ---------   ---------

 Income (loss) before
  income taxes           (107,400)  (126,700)     20,700    (143,500)

 Provision for income
  taxes (benefit)               -          -       2,400         500
                        ---------  ---------   ---------   ---------
 Net income (loss)      $(107,400) $(126,700)  $  18,300   $(144,000)
                        =========  =========   =========   =========

 Net income (loss) per
  common share          $   (0.01) $   (0.02)  $    0.03   $   (0.04)
                        =========  =========   =========   =========


1994:
  Revenues              $ 426,900  $ 269,400   $ 235,500   $ 396,400

  Operating expenses      468,300    337,100     274,100     506,600
                        ---------  ---------   ---------   ---------
  Loss before income
   taxes                  (41,400)   (67,700)    (38,600)   (110,200)

  Provision for income
   taxes (benefit)        (11,400)   (19,600)      2,900       6,900
                        ---------  ---------   ---------   ---------
    Net loss            $ (30,000) $ (48,100)  $(41,500)   $(117,100)
                        =========  =========   =========   =========

    Net loss per common
     share              $       -  $   (0.01)  $   (0.01)  $   (0.02)
                        =========  =========   =========   =========

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





16. SELECTED QUARTERLY FINANCIAL SUMMARY (UNAUDITED) (CONTINUED):
      The 1995 and 1994 quarters have been restated for $15,000 of amortization, which resulted from changing the estimated amortization period from ten (10) to five (5) years. Major fluctuations between the third and fourth quarters of 1995 and 1994 are as follows:



      1995:
         Bad Debts, foreign            $ 36,800
         Other deductions, foreign       51,500


      1994:

         Bad Debts, domestic            110,000
         Payroll, domestic               28,300



      Circumstances were not evident that the bad debts arose prior to the fourth quarter for both 1995 and 1994.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
            CONSOLIDATED BALANCE SHEETS - JUNE 30, 1996 AND 1995
                                 (UNAUDITED)



                         ASSETS


                                              1996           1995
                                         -------------  -------------
Current assets:
  Cash and equivalents                   $     17,800   $    100,400

  Accounts receivable, deemed
   fully collectible                          147,200        336,800

  Refundable income tax                        -               3,200


  Other current assets                         90,300         15,500





                                         -------------  -------------
          Total current assets                255,300        455,900


Note receivable                                -              45,000

Marketable securities available for sale       34,700         -

Land held for investment                      485,300         33,500

Furniture, equipment and
 improvements                                 196,700        195,700

Excess of cost over estimated fair
 value of net assets acquired                 132,000        135,400

Other assets                                    7,800         54,600









                                         -------------  -------------
                                         $  1,111,800   $    920,100
                                         -------------  -------------


                     LIABILITIES AND SHAREHOLDERS' EQUITY


                                                  1996           1995
                                              -------------  -------------
  Current liabilities:
    Notes payable                             $    197,000   $    139,100

    Current portion of long-term debt                6,000         54,000

    Accounts payable                               129,300        290,600

    Accrued liabilities                            444,200        320,500

    Billings in excess of costs and estimated
     earnings on uncompleted contracts               3,800         -

    Shareholders loans                              37,000         -

    Income taxes payable                               200          1,000
                                              -------------  -------------
            Total current liabilities              817,500        805,200
                                              -------------  -------------
  Long-term debt, less current portion              39,500         49,000
                                              -------------  -------------

  Minority interest                                 32,400         -
                                              -------------  -------------
  Shareholders' equity:
    Common stock, $.001 par; authorized
     10,000,000 shares; 8,954,187 and
     8,398,112 common shares issued at
     1996 and 1995, respectively                     9,000          8,400

    Capital in excess of par                     1,053,400        597,000

    Cummulative translation adjustment            (208,500)      (194,000)

    Accumulated deficit                           (616,000)      (330,000)
                                              -------------  -------------
                                                   237,900         81,400
    Less shares of common stock held
     in treasury, at cost                           15,500         15,500
                                              -------------  -------------
                                                   222,400         65,900

                                              -------------  -------------
                                              $  1,111,800   $    920,100
                                              -------------  -------------

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
              THREE AND SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                                 (UNAUDITED)



                                           1996                         1995
                                 --------------------------   --------------------------
                                 Three months   Six months    Three months   Six months
                                    Ended          Ended         Ended          Ended
                                   June 30,       June 30,      June 30,       June 30,
                                 -----------   -----------    -----------   -----------
Revenues                         $   147,600   $   309,800    $   335,300   $   625,600
                                 -----------   -----------    -----------   -----------
Operating expenses:
  Amortization and
   depreciation                       13,000        27,400         17,300        43,300

  Bad debts                            -            24,200          -            46,400

  Direct                              50,000       162,000        169,900       315,000

  Interest                               900         4,400         22,300        23,900

  Payroll and related
   benefits                           79,400       147,000        155,300       245,900

  Rent                                11,500        23,000         13,200        28,000

  Selling, general and
   administration                     51,700        77,400         84,000       157,200
                                 -----------   -----------    -----------   -----------
                                     206,500       465,400        462,000       859,700
                                 -----------   -----------    -----------   -----------

Loss before minority interest        (58,900)     (155,600)      (126,700)     (234,100)

Minority interest                       (700)       (2,800)         -             -
                                 -----------   -----------    -----------   -----------
Net loss                         $   (58,200)  $  (152,800)   $  (126,700)  $  (234,100)
                                 ===========   ===========    ===========   ===========

Loss per share of common stock:  $      0.00   $      0.00    $      0.00   $      0.00
                                 ===========   ===========    ===========   ===========

Weighted average shares
 of common stock                   8,954,200     8,954,200      8,954,200     8,954,200
                                 ===========   ===========    ===========   ===========

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENT OF CASH FLOWS
                       SIX MONTHS ENDED JUNE 30, 1996
                                 (UNAUDITED)




Cash flows from operating activities:
  Sources of cash:
    Clients and other                                 $    354,300
    Interest                                                 1,700      $   356,000
                                                      ------------
  Uses of cash:
    Cash paid to:
      Direct costs                                         167,600
      Operating                                            119,200
      Payroll and related benefits                          99,600
      Interest                                               4,400          390,800
                                                      ------------      -----------
  Cash (used-in) operating activities                                       (34,800)
                                                                        -----------
Cash flows from investing activities:
  Uses of cash:
    Acquisition of equipment                                 9,300
    Investment in real estate                                4,300
                                                      ------------
      Cash (used-in) investing activities                                   (13,600)
                                                                        -----------
Cash flows from financing activities:
  Sources of cash:
    Note payable                                            45,100
    Shareholders loans                                      39,100           84,200
                                                      ------------
  Uses of cash:
    Payment of:
      Long-term debt                                         3,500
      Shareholders loans                                    28,800           32,300
                                                      ------------      -----------
      Cash provided by financing activities                                  51,900
                                                                        -----------
Effect of exchange rates on cash and equivalents                             (5,100)
                                                                        -----------
Decrease in cash and equivalents                                             (1,600)

Cash and equivalents, beginning                                              19,400
                                                                        -----------
Cash and equivalents, ending                                            $    17,800
                                                                        ===========

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
                       SIX MONTHS ENDED JUNE 30, 1996
                                 (UNAUDITED)




Reconciliation of net loss to cash (used-in) operating activities:

Net loss                                                                $  (152,800)
                                                                        -----------
Adjustments to reconcile net loss to cash
 (used-in) operating activities:

  Amortization and depreciation                                              27,400

  Minority interest                                                          (2,800)

  Changes in assets and liabilities:
    Accounts receivable                                                      74,300

    Other current assets                                                    (19,600)

    Accounts payable                                                         (5,600)

    Accrued liabilities                                                      48,000

    Billings in excess of costs                                              (3,900)

    Income taxes                                                                200
                                                                        -----------

        Net adjustments                                                     118,000
                                                                        -----------

Cash (used-in) operating activities                                     $   (34,800)
                                                                        ===========



The foregoing financial statements has been prepared from the records of the Company and have not been audited or reviewed by the Company's certified public accountants. Accordingly, these statements are subject to adjustments upon audit, which audit will be conducted for the Fiscal Year ending December 31, 1996. Reference is made to the footnotes to the financial statements prepared by the Company's auditors for the Fiscal Year ended December 31, 1995. In the opinion of management there have been no developments requiring footnote disclosure for the periods covered by the foregoing financial statements that are not adequately disclosed in the footnotes to the December 31, 1995 statements, included elsewhere herein.

[LOGO] GONZALEZ MACIN Y CIA.

----------------------------------

Board of Directors and Shareholders
Centro de Promociones Guerrero, S.A. de C.V.
Mexico City, Mexico


We have audited the accompanying balance sheets of Centro de Promociones Guerrero, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of December 31, 1995 and 1994 and the related statements of operations, shareholders' equity (deficiency) and cash flows for the years then ended. As described in
Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, in the United States and Mexico. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the 1995 and 1994 financial statements referred to above present fairly, in all material respects, the financial position of Centro de Promociones Guerrero, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.) as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                /S/  C.P. GUILLERMO GONZALEZ MACIN

                                C.P. Guillermo Gonzalez Macin
Mexico, D.F.
April 2, 1996

RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500 TEL. (915) 525-31-34

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                 BALANCE SHEETS - DECEMBER 31, 1995 AND 1994



                         ASSETS


                                                  1995            1994
                                             ------------    ------------
Current assets:
  Due from affiliates                        $    242,223    $     -

  Marketable securities in affiliates              -                1,978

  Refundable income and value added taxes             107             116





                                             ------------    ------------

          Total current assets                    242,330           2,094



Property held for development                     403,591         403,591







                                             ------------    ------------
                                             $    645,921    $    405,685
                                             ============    ============


             LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)


                                                    1995            1994
                                                -------------   ------------
 Current liabilities:
   Mortgage note, bank                          $    340,974    $    507,500

   Accrued interest, bank                            368,962         298,427

   Due to affiliates                                   1,224           1,282

   Accounts payable                                   58,078          86,442

   Accrued liabilities                                 6,357          11,164

                                                ------------    ------------

           Total current liabilities                 775,595         904,815
                                                ------------    ------------


 Shareholders' equity (deficiency):
   Common stock, no par value; 1,531,000
   shares authorized, issued and outstanding
   at stated value                                   460,975         460,975

   Capital in excess of stated value                 315,769          -

   Cummulative translation adjustment                742,647         445,787

   Accumulated deficit                            (1,649,065)     (1,405,892)
                                                ------------    ------------
                                                    (129,674)       (499,130)

                                                ------------    ------------
                                                $    645,921    $    405,685
                                                ============    ============


        Read the accompanying notes to financial statements, which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                          1995            1994
                                                     ------------    -------------
Other additions (deductions):
  Interest expense                                   $   (130,135)   $   (165,420)

  Gain (loss) from foreign currency                      (112,727)         56,373

  Other                                                      (311)           (107)
                                                     ------------    ------------


Net loss                                             $   (243,173)   $   (109,154)
                                                     ------------    ------------





                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
               STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                         Common stock                Capital in      Cummulative
                                                    ---------------------------      Excess of       Translation       Accumulated
                                       Total           Shares         Amount        Stated value      Adjustment         Deficit
                                   ------------     -----------   ------------     ------------     ------------     -------------
Balance, beginning                 $   (835,763)      1,531,000   $    460,975     $     -          $     -          $  (1,296,738)

Add (deduct):
  Net loss                             (109,154)         -              -                -                -               (109,154)

  Currency translation adjustment       445,787          -              -                -               445,787            -
                                   ------------     -----------   ------------     ------------     ------------     -------------

Balance, December 31, 1994             (499,130)      1,531,000        460,975           -               445,787        (1,405,892)

Add (deduct):
  Gain on sale of related parties
   securities to related parties        315,769          -              -               315,769           -                 -

  Net loss                             (243,173)         -              -                -                -               (243,173)

  Currency translation adjustment       296,860          -              -                -               296,860            -
                                   ------------     -----------   ------------     ------------     ------------     -------------

Balance, ending                    $   (129,674)      1,531,000   $    460,975     $    315,769     $    742,647     $  (1,649,065)
                                   ============     ===========   ============     ============     ============     =============





                       Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                              1995           1994
                                                          ------------   ------------
Cash flows from operating activities:
  Source of cash:
    Income taxes                                          $         9    $    26,601
                                                                -              1,437
                                                          -----------    -----------
                                                                    9         28,038
                                                          -----------    -----------
  Uses of cash:
    Interest                                                   59,600        161,597
    Operating expenses                                        146,209          -
                                                          -----------    -----------
                                                              205,809        161,597
                                                          -----------    -----------
      Cash (used-in) operating activities                    (205,800)      (133,559)
                                                          -----------    -----------
Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities            317,747          -

  Use of cash:
    Purchase of related party securities                        -              1,978
                                                          -----------    -----------
      Cash provided by (used-in) investing activities         317,747         (1,978)
                                                          -----------    -----------

Cash flow from financing activities:
  Uses of cash:
    Payments of:
      Mortgage note, bank                                     166,526        285,088
      Related party                                           242,281         25,162
                                                          -----------    -----------
                                                              408,807        310,250
                                                          -----------    -----------
      Cash (used-in) financing activities                    (408,807)      (310,250)
                                                          -----------    -----------

Effect of exchange rates on cash and equivalents              296,860        445,787
                                                          -----------    -----------
Increase (decrease) in cash                                     -              -

Cash, beginning                                                 -              -
                                                          -----------    -----------
Cash, ending                                              $     -        $     -
                                                          ===========    ===========


              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                    STATEMENTS OF CASH FLOWS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994





                                                              1995           1994
                                                          ------------   ------------
Reconciliation of net loss to cash (used-in)
 operating activities:

Net loss                                                  $  (243,173)   $  (109,154)
                                                          -----------    -----------
Adjustment to reconcile net loss to cash (used-in)
 operating activities:

  Changes in assets and liabilities:

    Refundable income tax                                           9         26,601

    Accrued interest                                           70,535          3,823

    Accounts payable                                          (28,364)       (48,559)

    Accrued liabilities                                        (4,807)        (6,270)
                                                          -----------    -----------

      Total adjustments                                        37,373        (24,405)
                                                          -----------    -----------

Cash (used-in) operating activities                       $  (205,800)   $  (133,559)
                                                          ===========    ===========





              Read the accompanying notes to financial statements,
             which are an integral part of this financial statement.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Centro de Promociones Guerrero, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on March 13, 1989 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1989, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From March, 1989 to November, 1990, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property on November 28, 1990. The current project under development is known as Campo de Tiro.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the years ended December 31, 1995 and 1994 was NP$7.7396 and NP$5.2000, respectively. Rates for 1995 were obtained from the Diario Official de la Federacion and rates for 1994 were obtained from the free market rates utilized by the National Bank of Mexico, Mexican Stock Exchange and the Exchange Office Euromex. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $533,265 in 1995 and $791,263 in 1994, which resulted in an decrease in the working capital deficiency by $257,998. From inception the Company has sustained substantial losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with D.S.C., S.A. de C.V. (DSC) the parent company of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $1,104,018 less liabilities, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R.


3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                                 1995          1994
                                            -------------  -------------
       DUE FROM AFFILIATES:
        D.S.C., S.A. de C.V.                $     242,223  $           -
                                            =============  =============
       DUE TO AFFILIATES:
        D.S.C., S.A. de C.V.                $          95  $           -
        D.S.C. Ingenieria y Proyectos,
         S.A. de C.V.                                  63              -
        Groupo Tropical Club, S.A. de C.V.            862          1,282
        Satur, S.A. de C.V.                           204              -
                                            -------------  -------------
                                            $       1,224  $       1,282
                                            =============  =============



5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of Tropical Club de Isla Mujeres, S.A. de C.V. at a cost of $1,978. These securities were sold to a related party (DSC Group) for $317,747 resulting in a gain of $315,569. Under Mexican standards, gains from related party transactions flow through the statement of operations. For purposes of the accompanying financial statements, the gain has been credited to shareholders' equity as capital in excess of stated value.

     The gain was offset by unused net operating loss carryforwards.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





6.  PROPERTY HELD FOR DEVELOPMENT:

                                   1995           1994
                               ------------  ------------
    Land                       $   214,253   $    214,253

    Construction in process        189,338        189,338
                               -----------   ------------
                               $   403,591   $    403,591
                               ===========   ============


     Property held for development is collateralized to mortgage note, bank.

     Land held for development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.


7.  MORTGAGE NOTE, BANK:

      Banca Confia, S.A., together with
      accrued interest (1995, $368,962;
      1994, $298,427) interest at six (6)
      points over Average Bank Deposit
      Rate in Mexico in 1995 and 1994,
      collateralized by land and construction
      in process with net book value of
      $403,591 The bank has committed to
      a construction mortgage loan
      amounting to $874,861.  Draws against
      the construction loan will be based
      upon the percentage of completion
      of the project as estimated by bank
      appraisers.  Maturing in March, 1997     $    340,974  $    507,500
                                               ============  ============

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Deferred tax asset balances are primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of December 31, 1995, the Company has a net operating loss carryforward of approximately $26,359 that may be used to offset future taxable income expiring in varying years to 2005.

9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994, the Mexican peso was permitted to float against the U.S. dollar and other currencies, and as a result, the peso had been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Management estimated that future improvement and development cost to complete this project is approximately $2,750,000. The completion of the project is anticipated to be over a 18 month period. The total amount of the project of $3,750,000 would be completed at intervals in order to allow the Company to build a portion (25%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 250 residential units in 125 duplex townhomes.

     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in new conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would oppose to continued financing.

GONZALEZ  MACIN Y CIA.

----------------------------------------------



Board of Directors and Shareholder
Centro de Promociones Guerrero, S.A. de C.V.
Mexico City, Mexico


We have reviewed the accompanying balance sheets of Centro de Promociones Guerrero, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of June 30, 1996 and 1995 and the related statements of operations, shareholders' equity (deficiency) and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Centro de Promociones Guerrero, S.A. de C.V.

A review consists principally of inquires of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.








                                /S/  C.P. GUILLERMO GONZALEZ MACIN



Mexico, D.F.
July 15, 1996




RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500 TEL. (915) 525-31-34

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                   BALANCE SHEETS - JUNE 30, 1996 AND 1995



                         ASSETS


                                                  1996            1995
                                             ------------    ------------
Current assets:
  Due from affiliates                        $    247,277    $    297,572

  Refundable income and value added taxes             109             132






                                             ------------    ------------

          Total current assets                    247,386         297,704



Property held for development                     403,591         403,591









                                             ------------    ------------
                                             $    650,977    $    701,295
                                             ============    ============

           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)


                                                  1996            1995
                                               -------------   -------------
Current liabilities:
  Mortgage note, bank                          $    334,004    $    418,889

  Accrued interest, bank                            325,504         353,194

  Due to affiliates                                   1,277           1,308

  Accounts payable                                   59,290          71,349

  Accrued liabilities                                 6,490           9,238

                                               -------------   -------------

          Total current liabilities                 726,565         853,978
                                               -------------   -------------


Shareholders' equity (deficiency):
  Common stock, no par value; 1,531,000
  shares authorized, issued and outstanding
  at stated value                                   460,975         460,975

  Capital in excess of stated value                 315,769         315,769

  Cummulative translation adjustment                796,761         603,571

  Accumulated deficit                            (1,649,093)     (1,532,998)
                                               -------------   -------------
                                                    (75,588)       (152,683)

                                               -------------   -------------
                                               $    650,977    $    701,295
                                               ============    =============



                      Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                 CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                           STATEMENTS OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995




                                                             1996           1995
                                                         ------------   ------------
Other additions (deductions):
  Interest                                               $     -        $  (108,249)

  Foreign currency                                             -            (18,618)

  Other                                                          (28)          (239)
                                                         -----------    -----------

Net loss                                                 $       (28)   $  (127,106)
                                                         ===========    ===========





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
               STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995




                                                         Common stock                Capital in      Cummulative
                                                    ---------------------------      Excess of       Translation       Accumulated
                                         Total         Shares         Amount        Stated value      Adjustment         Deficit
                                     ------------   -----------   ------------     ------------     ------------     -------------
Balance, December 31, 1994           $   (499,130)    1,531,000   $    460,975     $     -          $    445,787     $  (1,405,892)

Add (deduct):
  Net loss                               (127,106)       -              -                -                -               (127,106)

  Gain on sale of related parties
   securities to related parties          315,769        -              -               315,769           -                 -

  Currency translation adjustment         157,784        -              -                -               157,784            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, June 30, 1995               $   (152,683)    1,531,000   $    460,975     $    315,769     $    603,571     $  (1,532,998)
                                     ============   ===========   ============     ============     ============     =============


Balance, December 31, 1995           $   (129,674)    1,531,000   $    460,975     $    315,769     $    742,647     $  (1,649,065)

Add (deduct):
  Net loss                                    (28)       -              -                -                -                    (28)

  Currency translation adjustment          54,114        -              -                -                54,114            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, ending                      $    (75,588)    1,531,000   $    460,975     $    315,769     $    796,761     $  (1,649,093)
                                     ============   ===========   ============     ============     ============     =============



                      Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995



                                                              1996           1995
                                                          -----------    -----------
Cash flows from operating activities:
  Uses of cash:
    Interest and other                                         42,142         53,498
    Operating expenses                                          -             35,876
                                                          -----------    -----------

      Cash (used-in) operating activities                     (42,142)       (89,374)
                                                          -----------    -----------

Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities              -            317,747
                                                          -----------    -----------
      Cash provided by investing activities                     -            317,747
                                                          -----------    -----------
Cash flows from financing activities:
  Uses of cash:
    Payments of:
      Mortgage note, bank                                       6,971         88,611
      Related party                                             5,001        297,546
                                                          -----------    -----------
      Cash (used-in) financing activities                      11,972        386,157
                                                          -----------    -----------

Effect of exchange rates on cash and equivalents               54,114        157,784
                                                          -----------    -----------

Increase (decrease) in cash                                     -              -

Cash, beginning                                                 -              -
                                                          -----------    -----------
Cash, ending                                              $     -        $     -
                                                          ===========    ===========





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995





                                                              1996           1995
                                                          ------------   ------------
Reconciliation of net loss to cash (used-in)
 operating activities:

Net loss                                                  $       (28)   $  (127,106)
                                                          -----------    -----------

Adjustment to reconcile net loss to cash
 (used-in) operating activities:

  Changes in assets and liabilities:

    Refundable income tax                                       -                (16)

    Accrued interest                                          (43,458)        54,767

    Accounts payable                                            1,211        (15,093)

    Accrued liabilities                                           133         (1,926)
                                                          -----------    -----------

        Total adjustments                                     (42,114)        37,732
                                                          -----------    -----------

Cash (used-in) operating activities                       $   (42,142)   $   (89,374)
                                                          ===========    ===========





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Centro de Promociones Guerrero, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on March 13, 1989 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1989, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From March, 1989 to November, 1990, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property on November 28, 1990. The current project under development is known as Campo de Tiro.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the six months ended June 30, 1996 and 1995 was NP$7.5814 and NP$6.3000, respectively. Rates for 1996 and 1995 were obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $479,179 in 1996 and $556,274 in 1995, which resulted in an decrease in the working capital deficiency by $54,086. From inception the Company has sustained substantial losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with D.S.C., S.A. de C.V. (DSC) the parent compnay of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $17,384,907 less liabilities and minority shareholder value, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Segio H. Parra - R.

3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties on and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                                 1996             1995
                                              -------------  -------------
     DUE FROM AFFILIATES:
      D.S.C., S.A. de C.V.                    $     247,277  $     257,572
                                              =============  =============
     DUE TO AFFILIATES:
      D.S.C., S.A. de C.V.                    $          97  $           -
      D.S.C. Ingenieria y Proyectos,
       S.A. de C.V.                                      65              -
      Groupo Tropical Club, S.A. de C.V.                879          1,058
      Satur, S.A. de C.V.                               208            250
      D.S.C. Servicios Constructivos,
       S.A. de C.V.                                      28              -
                                              -------------  -------------
                                              $       1,277  $       1,308
                                              =============  =============



5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of Tropical Club de Isla Mujeres, S.A. de C.V. at a cost of $1,978. These securities were sold to a related party (DSC Group) for $317,747 resulting in a gain of $315,569. Under Mexican standards, gains from related party transactions flow through the statement of operations.

     The gain was offset by unused net operating loss carryforwards.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




6.  PROPERTY HELD FOR DEVELOPMENT:

                                            1996             1995
                                        ------------  ------------
               Land                     $    214,253  $    214,253
               Construction in process       189,338       189,338
                                        ------------  ------------
                                        $    403,591  $    403,591
                                        ============  ============


     Property held for development is collateralized to mortgage note, bank.

     Land held for development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used in collateralize debt or be hypothecated in any form.


7.  MORTGAGE NOTE, BANK:

    Banca Confia, S.A., together with
    accrued interest (1996, $325,504;
    1995, $353,194) interest at six (6)
    points over Average Bank Deposit
    Rate in Mexico in 1995 and 1994,
    collateralized by land and construction
    in process with net book value of
    $403,591 The bank has committed to
    a construction mortgage loan
    amounting to $874,861.  Draws against
    the construction loan will be based
    upon the percentage of completion
    of the project as estimated by bank
    appraisers.  Maturing in March, 1997         $    334,004      $    418,889
                                                 ============      ============

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Deferred tax asset balances were primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of June 30, 1996, the Company has a net operating loss carryforward of approximately $26,359 that may be used to offset future taxable income expiring in varying years to 2005.

9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994, the Mexican peso was permitted to float against the U.S. dollar and other currencies, and as a result, the peso had been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Management estimated that future improvement and development cost to complete this project is approximately $2,750,000. The completion of the project is anticipated to be over a 18 month period. The total amount of the project of $3,750,000 would be completed at intervals in order to allow the Company to build a portion (25%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 250 residential units in 125 duplex townhomes.

     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in new conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would oppose to continued financing.

GONZALEZ MACIN Y CIA.

----------------------------------------

Board of Directors and Shareholders
Cluster Inmobiliaria de Ixtapa, S.A. de C.V.
Mexico City, Mexico


We have audited the accompanying balance sheets of Cluster Inmobiliaria de Ixtapa, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of December 31, 1995 and 1994 and the related statements of operations, shareholders' equity and cash flows for the years then ended. As described in Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, in the United States and Mexico. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the 1995 and 1994 financial statements referred to above present fairly, in all material respects, the financial position of Cluster Inmobiliaria de Ixtapa, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.) as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                /S/  C.P. GUILLERMO GONZALEZ MACIN

Mexico, D.F.                    C.P. Guillermo Gonzalez Macin
March 13, 1996




RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500 TEL. (915) 525-31-34

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                 BALANCE SHEETS - DECEMBER 31, 1995 AND 1994




                         ASSETS


                                                  1995             1994
                                             ------------     ------------
Current assets:
  Cash                                       $         93     $        577

  Due from affiliates                           1,416,177        3,934,503

  Marketable securities in affiliates              -             1,245,220

  Refundable income and value added taxes         416,679          363,698

  Deferred taxes                                   16,219           -

  Other current assets                                232           -
                                             ------------     ------------
          Total current assets                  1,849,400        5,543,998



Land held for development                       9,054,885        9,054,885







                                             ------------     ------------
                                             $ 10,904,285     $ 14,598,883
                                             ============     ============


              LIABILITIES AND SHAREHOLDERS' EQUITY


                                                  1995             1994
                                             ------------     ------------
Current liabilities:
  Note payable, governmental agency          $     -          $  6,394,363

  Due to affiliates                             5,505,177        1,412,683

  Accounts payable                                 68,149          115,138

  Accrued liabilities                              82,609          700,330




                                             ------------     ------------
          Total current liabilities             5,655,935        8,622,514
                                             ------------     ------------


Shareholders' equity:
  Common stock, no par value; 50,158,160
  shares authorized, issued and outstanding
  at stated value                               8,795,939        8,795,939

  Capital in excess of stated value               255,096           -

  Cummulative translation adjustment            2,978,569        1,559,817

  Accumulated deficit                          (6,781,254)      (4,379,387)
                                             ------------     ------------
                                                5,248,350        5,976,369

                                             ------------     ------------
                                             $ 10,904,285     $ 14,598,883
                                             ============     ============


                      Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994





                                                              1995            1994
                                                         -------------   --------------
Other additions (deductions):

  Interest expense                                       $ (9,820,967)   $ (4,076,795)

  Interest income                                           7,031,860       2,984,186

  Gain from foreign currency                                  373,833         828,398

  Other                                                        (2,812)        (37,591)

                                                         ------------    ------------
Loss before provision for income tax benefit               (2,418,086)       (301,802)


Provision for income tax benefit                               16,219          -
                                                         ------------    ------------
Net loss                                                 $ (2,401,867)   $   (301,802)
                                                         ============    ============





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                     STATEMENTS OF SHAREHOLDERS' EQUITY
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                         Common stock                Capital in      Cummulative
                                                    ---------------------------      Excess of       Translation       Accumulated
                                         Total         Shares         Amount        Stated value      Adjustment         Deficit
                                     -------------  ------------  -------------    -------------    -------------    --------------
Balance, beginning                   $  4,718,354    50,158,160   $  8,795,939     $     -          $     -          $  (4,077,585)

Add (deduct):
  Net loss                               (301,802)       -              -                -                -               (301,802)

  Currency translation adjustment       1,559,817        -              -                -             1,559,817            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, December 31, 1994              5,976,369    50,158,160      8,795,939           -             1,559,817        (4,379,387)

Add (deduct):
  Gain on sale of related parties
   securities to related parties          255,096        -              -               255,096           -                 -

  Net loss                             (2,401,867)       -              -                -                -             (2,401,867)

  Currency translation adjustment       1,418,752        -              -                -             1,418,752            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, ending                      $  5,248,350    50,158,160   $  8,795,939     $    255,096     $  2,978,569     $  (6,781,254)
                                     ============   ===========   ============     ============     ============     =============





                        Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                              1995             1994
                                                         ------------     ------------
Cash flows from operating activities:
  Sources of cash:
    Interest                                             $  7,031,860     $  2,485,588
    Other                                                      -             1,215,202
                                                         ------------     ------------
                                                            7,031,860        3,700,790
                                                         ------------     ------------
  Uses of cash:
    Interest                                                9,820,967        3,560,455
    Operating expenses                                        346,902           -
                                                         ------------     ------------
                                                           10,167,869        3,560,455
                                                         ------------     ------------

    Cash (used-in) provided by operating activities        (3,136,009)         140,335
                                                         ------------     ------------
Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities          1,500,316           -

  Use of cash:
    Purchase of related party securities                       -             1,245,220
                                                         ------------     ------------
    Cash provided by (used-in) investing activities         1,500,316       (1,245,220)
                                                         ------------     ------------
Cash flows from financing activities:
  Source of cash:
    Related party                                           6,610,820        2,429,804

  Use of cash:
    Payments of:
      Notes payable, governmental agencies                  6,394,363        2,884,338
                                                         ------------     ------------
    Cash provided by (used-in) financing activities           216,457         (454,534)
                                                         ------------     ------------

Effect of exchange rates on cash and equivalents            1,418,752        1,559,817
                                                         ------------     ------------

(Decrease) increase in cash                                      (484)             398

Cash, beginning                                                   577              179
                                                         ------------     ------------
Cash, ending                                             $         93     $        577
                                                         ============     ============


                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statements.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                    STATEMENTS OF CASH FLOWS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                              1995             1994
                                                         ------------     ------------
Reconciliation of net loss to cash (used in)
 provided by operating activities:

Net loss                                                 $ (2,401,867)    $   (301,802)
                                                         ------------     ------------

Adjustment to reconcile net loss to cash
 (used-in) provided by operating activities:

  Changes in assets and liabilities:

    Refundable income and value added taxes                   (53,213)         234,149

    Deferred taxes                                            (16,219)          -

    Accrued interest                                           -                17,742

    Accrued liabilities                                      (664,710)         190,246
                                                         ------------     ------------

        Total adjustments                                    (734,142)         442,137
                                                         ------------     ------------

Cash (used-in) provided by operating activities:         $ (3,136,009)    $    140,335
                                                         ============     ============





                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statements.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Cluster Inmobiliaria de Ixtapa, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on July 24, 1991 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1991, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From July 1991 to October 1991, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property in October, 1991.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expresses in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the years ended December 31, 1995 and 1994 was NP$7.7396 and NP$5.2000, respectively. Rates for 1995 were obtained from the Diario Official de la Federacion and rates for 1994 were obtained from the free market rates utilized by the National Bank of Mexico, Mexican Stock Exchange and the Exchange Office Euromex. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $3,806,535 in 1995 and $3,078,516 in 1994, which is an increase of $728,019. From inception the Company has sustained losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other operating costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with DSC, S.A. de C.V. (DSC) the parent company of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $17,384,907 less liabilities and minority shareholder value, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R.

3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                               1995                 1994
                                           ------------         ------------
   DUE FROM AFFILIATES:
    D.S.C., S.A. de C.V.                   $          -         $  3,561,948
    D.S.C. Hoteles, S.A. de C.V.                 58,411               86,939
    D.S.C. Servicios Constructivos,
     S.A. de C.V.                                77,455               96,601
    D.S.C. Ingenieria y Proyectos,
     S.A. de C.V.                                64,949               96,172
    D.S.C.I.F.I., S.A. de C.V.                1,168,373               23,545
    Others                                       46,989               69,298
                                           ------------         ------------
                                           $  1,416,177         $  3,934,503
                                           ============         ============
   DUE TO AFFILIATES:
    D.S.C., S.A. de C.V.                   $  4,553,319         $          -
    Fomento al Desarrollo Inmobiliario
     y Turistico, S.A. de C.V.                  542,326              807,190
    D.S.C. Ingenieria y Desarrollo
     Inmobiliario, S.A. de C.V.                 355,294              530,569
    D.S.C. Ingenieria de Producto
     Inmobiliario, S.A. de C.V.                  39,065               58,144
    Others                                       15,173               16,780
                                           ------------         ------------
                                           $  5,505,177         $  1,412,683
                                           ============         ============

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of two (2) related parties at a cost of $1,245,220. These securities were sold to a related party (DSC Group) for $1,500,316 resulting in a gain to the Company of $255,096. Under Mexican standards gains from related party transactions flow through the statements of operations. For purposes of the accompanying financial statements, the gain has been credited to Shareholders'' Equity as Capital in Excess of Stated Value.

     The gain was offset by unused net operating loss carryforwards.

     A summary of the purchases of marketable securities, related parties, is as follows:


               Entity                           Cost           Proceeds
   ---------------------------------------  ------------    -------------
   Pez Maya, S.A. de C.V.                   $     68,207     $    82,179
   Promocaribe, S.A. de C.V.                   1,177,013       1,418,137
                                            ------------     -----------
                                            $  1,245,220     $ 1,500,316
                                            ============     ===========

6.  LAND HELD FOR DEVELOPMENT:
     Land held for development in 1995 and 1994 is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

     The trust rights were originally acquired by a related party for $8,792,652 in 1990. During October, 1991, the Company acquired the trust rights from the related party for $9,054,885. The related party recorded a gain on sale of $259,233. The transaction was recorded through intercompany accounts.

     On October 26, 1991, the shareholders of the related party voted to exchange the related party debt of $8,792,652 (original cost basis of land) for additional common stock of the Company. On May 18, 1992, the Company guaranteed the original purchase price ($8,792,652) of the land to the original seller.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





7.  NOTE PAYABLE, GOVERNMENTAL AGENCY:
     On July 2, 1992, Nacional Financiera, S.N.C. (NAFIN), a Mexican governmental agency, entered into an agreement with the Company for the issuance of medium term promissory notes to the general public. Land held for development was collateralized to the promissory notes, which were also guaranteed by NAFIN and DSC, S.A. de C.V. the parent company of Clusters, S.A. de C.V.

     In accordance with the NAFIN agreement, the Company issued promissory notes of $13,980,769, with interest at five and a quarter percent (5.25%), maturing on July 10, 1995. All proceeds from the promissory notes were invested in NAFIN fixed income securities. All interest earned through NAFIN accrue to the benefit of the Company which is utilized to partially liquidate the promissory notes.

     At maturity date, the Company could not liquidate its debt and the mortgage note holder exercised its guarantee against NAFIN. NAFIN liquidated the mortgage notes and commenced debt restructuring with the Company and its guarantors. On December 29, 1995, DSC, S.A. de C.V. (the parent of Clusters, S.A. de C.V.) and the parent of the Company agreed to restructure approximately $23,007,000 due NAFIN by the Company. Under the restructuring agreement NAFIN accepted a payment of approximately $15,340,000 from Clusters, S.A. de C.V. (parent company) and the proposed transfer of approximately 15,991,000 shares of common stock to be acquired by DSC, S.A. de C.V. in International Realty Group (IRG). The shares of IRG common stock is valued at $.782 per share by the parties. If the transaction is not completed, NAFIN has no recourse against the Company.



    A summary of the promissory mortgage notes is as follows:
          Proceeds from sale of promissory
           mortgage notes                                       $13,980,769
          Accrued interest from inception                         2,619,153
          Currency fluctuation                                    2,995,800
                                                                -----------
                                                                 19,595,722
                                                                -----------
          Less:
            NAFIN fixed income securities                         8,846,204
            Interest earned on NAFIN fixed
            income securities                                     4,355,155
                                                                -----------
                                                                 13,201,359
                                                                -----------
            Balance, December 31, 1994                            6,394,363
            Less exercise of guarantor                            6,394,363
                                                                -----------
            Balance, December 31, 1995                          $         -
                                                                ===========

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994



8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Significant components of the net deferred tax asset/liability at December 31, 1995 and 1994 are as follows:

                                                 1995           1994
       Deferred tax assets:                   ----------      ---------
        Net operating loss carryforwards      $  152,002      $  49,389

       Less valuation allowance                 (135,783)       (49,389)
                                              ----------      ---------
                                              $   16,219      $       -
                                              ==========      =========


     Deferred tax asset balances are primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of December 31, 1995, the Company has a net operating loss carryforward of approximately $447,064 that may be used to offset future taxable income expiring in varying years to 2005.


9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994 the Mexican peso was permitted to float against the U.S. dollar and other currencies. As a result, the peso has been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Clusters Inmobiliaria de Ixtapa, S.A. de C.V. has been named as a defendant in an action brought by a former property owner in a transaction with Nacional Financiera, S.N.C. for $6,132,172. The plaintiff seeks to remove NAFIN as the seller of the real property since the Company had defaulted. It is the opinion of counsel that the plaintiff's position is without merit and the Company will be dismissed from the claim.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





9.  CONTINGENCY, LITIGATION AND COMMITMENT (CONTINUED):
     Management estimates that future improvement and development cost to complete this project are approximately $37,300,000 over a five (5) year period. The total amount of the project of $37,300,000 would be completed at intervals in order to allow the Company to build a portion (20%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 144 residential and commercial condominium units in three (3) buildings of four (4) stories each. In addition, the project anticipates building sixty (60) villas. A summary of the Clusters Ixtapa project will be as follows:


             Quantity           Type of Unit
             --------        --------------------
                36           Commercial condo units
               108           Residential condo units
                60           Villas


     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would be opposed to continued financing.

[LOGO] GONZALEZ MACIN Y CIA.
===============================================================================




Board of Directors and Shareholders
Cluster Inmobiliaria de Ixtapa, S.A. de C.V.
Mexico City, Mexico


We have reviewed the accompanying balance sheets of Cluster Inmobiliaria de Ixtapa, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of June 30, 1996 and 1995 and the related statements of operations, shareholders' equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Cluster Inmobiliaria de Ixtapa, S.A. de C.V.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.





                                          /S/  C.P. GUILLERMO GONZALEZ MACIN

                                          C.P. GUILLERMO GONZALEX MACIN




Mexico, D.F.
July 15, 1996




      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                     CLUSTER INMOBILIARIA DE IXTAPA, S.A.
                           de C.V. (A SUBSIDIARY OF
                           CLUSTERS, S.A. de C.V.)
                          BALANCE SHEETS - JUNE 30,
                                1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)


                                    ASSETS


                                                   1996                   1995
                                                ----------            -----------
Current assets:
  Cash                                          $    17,756           $        87

  Due from affiliates                             1,912,189             4,652,585

  Refundable income and value added taxes            32,646               427,084

  Other current assets                                  237              -




                                                -----------           -----------
          Total current assets                    1,962,828             5,079,756



Land held for development                         9,054,885             9,054,885




                                                -----------           -----------
                                                $11,017,713           $14,134,641
                                                -----------           -----------



                     LIABILITIES AND SHAREHOLDERS' EQUITY


                                                    1996                  1995
                                                -----------           -----------
  Current liabilities:
    Note payable, governmental agency           $   -                 $ 7,142,327

    Due to affiliates                             5,628,426             1,166,917

    Accounts payable                                 69,571                95,034

    Accrued liabilities                             119,653               696,739




                                                -----------           -----------
            Total current liabilities             5,817,650             9,101,017
                                                -----------           -----------


  Shareholders' equity:
    Common stock, no par value; 50,158,160
    shares authorized, issued and outstanding
    at stated value                               8,795,939             8,795,939

    Capital in excess of stated value               255,096               255,096

    Cummulative translation adjustment            2,898,799             2,314,754

    Accumulated deficit                          (6,749,771)           (6,332,165)
                                                -----------           -----------
                                                  5,200,063             5,033,624

                                                -----------           -----------
                                                $11,017,713           $14,134,641
                                                -----------           -----------


      Read the accompanying notes to financial statements, which are an integral part of this financial statement.

                      CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




                                                                  1996          1995
                                                               ---------    -----------
Other additions (deductions):
  Interest expense                                              $-          $(5,661,720)

  Interest income                                                56,363       3,774,540

  Loss from foreign currency                                       (497)        (64,372)

  Other                                                           8,164           1,226
                                                                -------      ----------

Income (loss) before provision for income taxes                  47,702      (1,952,778)

Provision for income taxes                                       16,219          -
                                                                -------     -----------

Net income (loss)                                               $31,483     $(1,952,778)
                                                                -------     -----------





               Read the accompanying notes to financial statements,
              which are an integral part of this financial statement.

                 CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                   (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                      STATEMENTS OF SHAREHOLDERS' EQUITY
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




                                                              Common stock
                                                         --------------------------
                                            Total           Shares         Amount
                                        -------------    -----------   ------------
Balance, December 31, 1994              $  5,976,369      50,158,610   $  8,795,939

Add (deduct):
  Net loss                                (1,952,778)

  Gain on sale of related parties
   securities to related parties             255,096

  Currency translation adjustment            754,937
                                        ------------     -----------   ------------
Balance, June 30, 1995                  $  5,033,624      50,158,610   $  8,795,939
                                        ------------     -----------   ------------

Balance, December 31, 1995              $  5,248,350      50,158,610   $  8,795,939

Add (deduct):
  Net loss                                    31,483

  Currency translation adjustment            (79,770)
                                        ------------     -----------   ------------

Balance, June 30, 1996                  $  5,200,063      50,158,610   $  8,795,939
                                        ============     ===========   ============





                                           Capital in      Cummulative
                                           Excess of       Translation       Accumulated
                                          Stated value      Adjustment         Deficit
                                         -------------    -------------    --------------
Balance, December 31, 1994               $     -          $  1,559,817     $  (4,379,387)

Add (deduct):
  Net loss                                                                    (1,952,778)

  Gain on sale of related parties
   securities to related parties              255,096

  Currency translation adjustment                              754,937
                                         ------------     ------------     -------------
Balance, June 30, 1995                   $    255,096     $  2,314,754     $  (6,332,165)
                                         ------------     ------------     -------------

Balance, December 31, 1995               $    255,096     $  2,978,569     $  (6,781,254)

Add (deduct):
  Net loss                                                                        31,483

  Currency translation adjustment                              (79,770)
                                         ------------     ------------     -------------

Balance, June 30, 1996                   $    255,096     $  2,898,799     $  (6,749,771)
                                         ============     ============     =============





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)



                                                           1996           1995
                                                         ---------     -----------
Cash flows from operating activities:
  Sources of cash:
    Interest                                             $  56,363     $   834,054
    Other                                                  413,833          -
                                                         ---------     -----------
                                                           470,196         834,054
                                                         ---------     -----------
  Uses of cash:
    Interest                                                -            1,139,870
    Operating expenses                                      -               89,567
                                                         ---------     -----------
                                                            -            1,229,437
                                                         ---------     -----------
    Cash provided by (used-in) operating activities        470,196        (395,383)
                                                         ---------     -----------
Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities          -            1,500,316
                                                         ---------     -----------
Cash flows from financing activities:
  Uses of cash:
    Payments of:
      Notes payable, governmental agencies                  -              896,512
      Related party                                        372,763         963,848
                                                         ---------     -----------
    Cash (used-in) financing activities                   (372,763)     (1,860,360)
                                                         ---------     -----------

Effect of exchange rates on cash and equivalents           (79,770)        754,937
                                                         ---------     -----------

Increase (decrease) in cash                                 17,663            (490)

Cash, beginning                                                 93             577
                                                         ---------     -----------

Cash, ending                                             $  17,756     $        87
                                                         =========     ===========





                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statement.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





                                                                  1996                 1995
                                                               -----------          ----------

Reconciliation of net loss to cash provided by (used-in) operating activities:

Net income (loss)                                              $ 31,483             $(1,952,778)
                                                               --------             -----------

Adjusted to reconcile net loss to cash provided by (used-in) operating activities:

  Changes in assets and liabilities

    Refundable income tax                                       384,033                    (274)

    Deferred taxes                                               16,219                    -

    Other current assets                                             (5)                   -

    Accrued interest                                              -                   1,581,364

    Accounts payable                                              1,422                 (20,104)

    Accrued liabilities                                          37,044                  (3,591)
                                                               --------             -----------

      Total adjustments                                         438,713               1,557,395
                                                               --------             -----------

Cash provided by (used-in) operating activities                $470,196             $  (395,383)
                                                               ========             ===========











         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Cluster Inmobiliaria de Ixtapa, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on July 24, 1991 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1991, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From July 1991 to October 1991, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property in October, 1991.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the six months ended June 30, 1996 and 1995 was NP$7.5814 and NP$6.3000, respectively. Rates for 1996 and 1995 were obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $3,854,822 in 1996 and $4,021,261 in 1995, which resulted in a decrease in the working capital deficiency by $166,439. From inception the Company has sustained substantial losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with D.S.C., S.A. de C.V. (DSC) the parent company of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $17,384,907 less liabilities and minority shareholder value, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R.

3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.

                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                              1996                 1995
                                           ----------           ----------
   DUE FROM AFFILIATES:
    D.S.C., S.A. de C.V.                   $    -               $2,940,021
    D.S.C. Hoteles, S.A. de C.V.               59,630               71,759
    D.S.C. Servicios Constructivos,
     S.A. de C.V.                             196,002               79,735
    D.S.C. Ingenieria y Proyectos,
     S.A. de C.V.                              66,304               79,380
    D.S.C.I.F.I., S.A. de C.V.              1,192,753            1,424,492
    Others                                    397,500               57,198
                                           ----------           ----------
                                           $1,912,189           $4,652,585
                                           ==========           ==========
   DUE TO AFFILIATES:
    D.S.C., S.A. de C.V.                   $4,649,169           $    -
    Fomento al Desarrollo Inmobiliario
     y Turistico, S.A. de C.V.                363,911              666,252
    D.S.C. Ingenieria y Desarrollo
     Inmobiliario, S.A. de C.V.                                    436,481
    D.S.C. Ingenieria de Producto
     Inmobiliario, S.A. de C.V.                39,880               47,992
    Others                                    575,466               16,192
                                           ----------           ----------
                                           $5,628,426           $1,166,917
                                           ==========           ==========

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of two (2) related parties at a cost of $1,245,220. These securities were sold to a related party (DSC Group) for $1,500,316 resulting in a gain of $255,096. Under Mexican standards, gains from related party transactions flow through the statement of operations. For purposes of the accompanying financial statements, the gain has been credited to shareholders' equity as capital in excess of stated value.

     The gain was offset by unused net operating loss carryforwards.

     A summary of the purchases of marketable securities, related parties, is as follows:


               Entity                           Cost          Proceeds
   -----------------------------             ----------     -----------
   Pez Maya, S.A. de C.V.                    $   68,207      $   82,179
   Promocaribe, S.A. de C.V.                  1,177,013       1,418,137
                                             ----------      ----------
                                             $1,245,220      $1,500,316
                                             ==========      ==========


6.  LAND HELD FOR DEVELOPMENT:
     Land held for development in 1996 and 1995 is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralized debt or be hypothecated in any form.

     The trust rights were originally acquired by a related party for $8,792,652 in 1990. During October, 1991, the Company acquired the trust rights from the related party for $9,054,885. The related party recorded a gain on sale of $259,233. The transaction was recorded through intercompany accounts.

     On October 26, 1991, the shareholders of the related party voted to exchange the related party debt of $8,792,652 (original cost basis of land) for additional common stock of the Company. On May 18, 1992, the Company guaranteed the original purchase price ($8,792,652) of the land to the original seller.


7.  NOTE PAYABLE, GOVERNMENTAL AGENCY:
     On July 2, 1992, Nacional Financiera, S.N.C. (NAFIN), a Mexican governmental agency, entered into an agreement with the Company for the issuance of medium term promissory notes to the general public. Land held for development was collateralized to the promissory notes, which were also guaranteed by NAFIN and DSC, S.A. de C.V. the parent company of Clusters, S.A. de C.V.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




7.  NOTE PAYABLE, GOVERNMENTAL AGENCY (CONTINUED):
     In accordance with the NAFIN agreement, the Company issued promissory notes of $13,980,769, with interest at five and a quarter percent (5.25%), maturing on July 10, 1995. All proceeds from the promissory notes were invested in NAFIN fixed income securities. All interest earned through NAFIN accrue to the benefit of the Company which is utilized to partially liquidate the promissory notes.

     At maturity date, the Company could not liquidate its debt and the mortgage note holder exercised its guarantee against NAFIN. NAFIN liquidated the mortgage notes and commenced debt restructuring with the Company and its guarantors. On December 29, 1995, DSC, S.A. de C.V. (the parent of Clusters, S.A. de C.V.) and the parent of the Company agreed to restructure approximately $23,007,000 due NAFIN by the Company. Under the restructuring agreement NAFIN accepted a payment of approximately $15,340,000 from Clusters, S.A. de C.V. (parent company) and the proposed transfer of approximately 15,991,000 shares of common stock to be acquired by DSC, S.A. de C.V. in International Realty Group (IRG). The shares of IRG common stock is valued at $.782 per share by the parties. If the transaction is not completed, NAFIN has no recourse against the Company.

     A summary of the promissory notes is as follows:


              Proceeds from sale of promissory notes     $11,539,682
              Accrued interest from inception              3,018,127
              Currency fluctuation                         7,028,676
                                                         -----------
                                                          21,676,485
                                                         -----------
              Less:
               NAFIN fixed income securities               7,301,629
               Interest earned on NAFIN fixed
                income securities                          7,232,529
                                                         -----------
                                                          14,534,158
                                                         -----------
              Balance, June 30, 1995                     $ 7,142,327
                                                         ===========

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Deferred tax asset balances were primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of June 30, 1996, the Company has a net operating loss carryforward of approximately $399,362 that may be used to offset future taxable income expiring in varying years to 2005.

9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994 the Mexican peso was permitted to float against the U.S. dollar and other currencies. As a result, the peso had been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Clusters Inmobiliaria de Ixtapa, S.A. de C.V. has been named as a defendant in an action brought by a former property owner in a transaction with Nacional Financiera, S.N.C. for $6,132,172. The plaintiff seeks to remove NAFIN as the seller of the real property since the Company had defaulted. It is the opinion of counsel that the plaintiff's position is without merit and the Company will be dismissed from the claim.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




9.  CONTINGENCY, LITIGATION AND COMMITMENT (CONTINUED):
     Management estimates that future improvement and development cost to complete this project are approximately $37,300,000 over a five (5) year period. The total amount of the project of $37,300,000 would be completed at intervals in order to allow the Company to build a portion (20%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 144 residential and commercial condominium units in three (3) buildings of four (4) stories each. In addition, the project anticipates building sixty (60) villas. A summary of the Clusters Ixtapa project will be as follows:


             Quantity                      Type of Unit
             --------                  --------------------
                36                     Commercial condo units
               108                     Residential condo units
                60                     Villas


     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would opposed to continued financing.

GONZALEZ MACIN Y CIA.
_______________________________________________________________________________





Participating Associates
Bahia de Cortes
Mexico City, Mexico



We have audited the accompanying balance sheet of Bahia de Cortes, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Bahia de Cortes, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Note 1 of Notes to financial statement which discusses development stage.







                                         C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
June 18, 1996


      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (FEBRUARY 7, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Bahia de Cortes, Asociacion en Participacion (the Association) was formed on February 7, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Associationp has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

       From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

       The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

       Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

       The Limited Associates contributed land located in La Paz, Baja California, SUR. The project is known as Las Animas which consists of 3,470 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 77.89% to the General Associate and 22.11% to the Limited Associates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (FEBRUARY 7, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     ORGANIZATION AND BUSINESS (CONTINUED):
       A summary of the purchase allocation is as follows:


                           Property
      -------------------------------------------------     Acquisition
         Location                    Description                Cost
      --------------           ------------------------    ------------
      La Paz, Baja             Real property known as
      California, SUR.         Las Animas                  $47,189,333

      Less special allocation of Limited Associates
      equity transferred to the General Associate in
      accordance with the terms of the Agreement            36,755,771

                                                           -----------

      Limited Associates capital contribution              $10,433,562
                                                           ===========


     BASIS OF ACCOUNTING:
       The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (FEBRUARY 7, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

     LAND:
       Land is stated at acquisition cost to the Association.

     INCOME TAXES:
       No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  LAND HELD FOR INVESTMENT:
     Land held for investment was acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

     Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

Gonzalez  Macin y Cia.
-------------------------------------------------------------------------------



Participating Associates
Bahia de Cortes
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Bahia de Cortes, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Bahia de Cortes, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.





                                                  GUILLERMO GONZALEZ MACIN


Mexico, D.F.
August 5, 1996

                BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                    (A MEXICAN PARTICIPATING ASSOCIATION)
                  (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                       BALANCE SHEET - MARCH 31, 1996





                                   ASSETS




Land held for investment                                            $ 47,189,333
                                                                    ============





                                 ASSOCIATES' EQUITY




  Associates' equity:
   General Associate                                                $ 36,755,771

   Limited Associates                                                 10,433,562
                                                                    ------------
                                                                    $ 47,189,333
                                                                    ============





       Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (FEBRUARY 7, 1996) TO JUNE 30, 1996



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ORGANIZATION AND BUSINESS:
      Bahia de Cortes, Asociacion en Participacion (the Association) was formed on February 7, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

      From October 6, 1995 to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Partnership, through a contribution by the Limited Associates, occurred in February, 1996.

      The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

      Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra
      - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Assoication based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

      The Limited Associates contributed land located in La Paz, Baja California, SUR. The project is known as Las Animas which consists of 3,470 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 77.89% to the General Associate and 22.11% to the Limited Associates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
                              FROM INCEPTION (FEBRUARY 7, 1996) TO JUNE 30, 1996



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
    ORGANIZATION AND BUSINESS (CONTINUED):
       A summary of the purchase allocation is as follows:

                           Property
      -------------------------------------------------           Acquisition
         Location                    Description                      Cost
      --------------           ------------------------           ------------

      La Paz, Baja             Real property known as
       California, SUR.         Las Animas                        $46,682,670

      Less special allocation of Limited Associates
      equity transferred to the General Associate in
      accordance with the terms of the Agreement                   36,361,132
                                                                  -----------

      Limited Associates capital contribution                     $10,321,538
                                                                  ===========

      The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $506,663 represents a decrease in total assets and partners' equity, respectively.

BASIS OF ACCOUNTING:
      The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

MANAGEMENT ESTIMATES:
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (FEBRUARY 7, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

     LAND:
       Land is stated at acquisition cost to the Association.

     INCOME TAXES:
       No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.   LAND HELD FOR INVESTMENT:
       Land held for investment was acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

       Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

GONZALEZ  MACIN Y CIA.
________________________________________________________________________________





Participating Associates
Barra del Tordo
Mexico City, Mexico



We have audited the accompanying balance sheet of Barra del Tordo, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Barra del Tordo, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Notes 1 and 3 of Notes to financial statement which discusses development stage and mortgages and notes payable, financial and governmental institutions, including certain amounts in default.






                                        C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
June 18, 1996



      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - MARCH 31, 1996



                                     ASSETS



Properties under development                                   $10,259,965
                                                               ===========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $ 2,146,253
   governmental institutions

  Accrued interest on mortgages and notes payable                1,381,940
                                                               -----------
                                                                 3,528,193
                                                               -----------


Associates' equity:
   General Associates                                            5,306,656

   Limited Associate                                             1,425,116
                                                               -----------
                                                                 6,731,772
                                                               -----------

                                                               $10,259,965
                                                               ===========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Barra del Tordo, Asociacion en Participacion (the Association) was formed on January 17, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed two projects located in Aldama, Tamaulipas. The first project is known as Santa Ines which consists of 149 acres of land. The second project is known as Los Tauros which consists of 421 acres of land. Under the terms of the Agreement, the profit and loss ratio for these projects will be 75.83% to the General Associate and 24.17% to the Limited Associates, for the Santa Ines project; and 81.83% to the General Associate and 18.17% to the Limited Associates for the Los Tauros project.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
       A summary of the purchase allocation is as follows:


                         Property
      ----------------------------------------------          Acquisition
         Location                Description                     Cost
      --------------       -------------------------          -----------
      Aldama,              Real property known as
       Tamaulipas          Santa Ines and Los Tauros          $10,259,965

      Less debt assumed by the Association                      3,528,193
                                                              -----------
                                                                6,731,772
      Less special allocation of Limited Associates
      equity transferred to the General Associate
      in accordance with the terms of the Agreement             5,306,656
                                                              -----------
      Limited Associates capital contribution                 $ 1,425,116
                                                              ===========



      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


        Land                                     $ 9,243,997
        Buildings                                  1,015,968
                                                 -----------
                                                 $10,259,965
                                                 ===========

      Substantially all land and building held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





3.    MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:
        SANTA INES PROJECT:
         BANCOMER, S.A.:

           Mortgage note, bank, interest
           at 8 points above the Average
           bank deposit rate (5.2%)
           per annum, maturing in October, 1997,
           collateralized by real property.
           Accrued interest at March 31, 1996
           amounts to $191,841                               $  305,198

           Note payable, bank, interest at 8 points
           above the Average bank deposit rate
           (5.2%) per annum with annual
           principal reductions during 1995 and
           1996 with a balloon payment due 1997 of
           about $434,724.  Note is in default due
           to non-payment of 1995 principal reduction.
           Accrued interest at March 31, 1996 amounts
           to $317,212                                          507,351

         BANPAIS, S.A.:
           Note payable, bank, interest at 4 points
           above Mexican Treasury Certificates (5.2%)
           per annum, in default, collateralized by
           real property.  Accrued interest at
           March 31, 1996 amounts to $8,325                      41,626

         MULTIBANCO COMERMEX, S.A.:
           Note payable, other, interest at Average
           bank deposit rate (5.2%) per annum,
           in default, collateralized by real property.
           Accrued interest at March 31, 1996
           amounts to $98,877                                   210,110
                                                             ----------
                                                              1,064,285
                                                             ----------

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

        LOS TAUROS PROJECT:
         MULTIBANCO COMERMEX, S.A.:
           Mortgage note, bank, interest at Average
           bank deposit rate (5.2%), collateralized
           by land, principal payments commence 2002
           and matures in 2009.  Accrued interest at
           March 31, 1996 amounts to $8,403                      $ 11,467

         BANCO DE CREDITO RURAL DEL NORESTRE, S.N.C.:
           Mortgage note, interest at 3.0%,
           collateralized by real property, payable
           annually between 1995 to 1999.  Note is in
           default due to non-payment of 1995 principal
           reduction.  Accrued interest at March 31,
           1996 amounts to $63,208                                133,041

           Note payable, interest at 3.0%, collateralized
           by equipment, in default.  Accrued interest
           at March 31, 1996 amounts to $14,185                    29,893

           Note payable, interest at 6 points above the
           Average Bank Deposit Rate (5.2%), collateralized
           by equipment, matured in 1995.  Accrued interest
           at March 31, 1996 amounts to $119,731                  157,541

         MULTIBANCO MERCANTIL PROBURSA, S.A.:
           Mortgage note, interest at 6 points above the
           Average Bank Deposit Rate (5.2%), collateralized
           by real property and personal guarantees of a
           limited associate on the Los Tauros Project, payable
           semi-annually commencing June, 1995 and maturing
           in December, 2000.  Note is in default due to non-
           payment of 1995 principal reduction.  Accrued
           interest at March 31, 1996 amounts to $169,530         223,066

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

     LOS TAUROS PROJECT (CONTINUED):

        ARRENDADORA BANCOMER:
         Installment loans, interest ranging from 6.3%
         to 12.0%, collateralized by equipment,
         in default.  Accrued interest at March 31,
         1996 amounts to $364,800                              $  480,000

       OTHER:
         Note payable, other, interest at Average bank
         deposit rate (5.2%), collateralized by
         land.  Accrued interest at March 31, 1996
         amounts to $25,828                                        46,960
                                                               ----------
                                                                1,081,968
                                                               ----------
                                                               $2,146,253
                                                               ==========

      Maturities of mortgages and notes payable, subsequent to March 31, 1996 are as follows:


                       Twelve Months
                          Ended
                         March 31,           Amount
                       -------------       ----------
                          1997             $1,403,471
                          1998                279,150
                          1999                234,291
                          2000                 49,785
                          2001                 16,809
                       2002 to 2007           156,440
                       2008 thereafter          6,307
                                           ----------
                                           $2,146,253
                                           ==========

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





4.  ACCRUED INTEREST ON MORTGAGES AND NOTES PAYABLE:

       Bancomer, S.A.                               $  509,053

       Banpais, S.A.                                     8,325

       Multibanco Comermex, S.A.                         8,403

       Banco de Credito Rural Del Norestre, S.N.C.     197,124

       Multibanco Mercantil Probursa, S.A.             169,530

       Arrendadora Bancomer                            364,800

       Other                                           124,705
                                                     ---------
                                                    $1,381,940
                                                    ==========


GONZALEZ  MACIN Y CIA.
_______________________________________________________________________________




Participating Associates
Barra del Tordo
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Barra del Tordo, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Barra del Tordo, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.












                                           /s/  C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
August 5, 1996



      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - JUNE 30, 1996



                                     ASSETS



Properties under development                                   $10,149,806
                                                               ===========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $ 2,123,200
   governmental institutions

  Accrued interest on mortgages and notes payable                1,367,098
                                                               -----------
                                                                 3,490,298
                                                               -----------


Associates' equity:
   General Associates                                            5,315,619

   Limited Associate                                             1,343,889
                                                               -----------
                                                                 6,659,508
                                                               -----------

                                                               $10,149,806
                                                               ===========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Barra del Tordo, Asociacion en Participacion (the Association) was formed on January 17, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed two projects located in Aldama, Tamaulipas. The first project is known as Santa Ines which consists of 149 acres of land. The second project is known as Los Tauros which consists of 421 acres of land. Under the terms of the Agreement, the profit and loss ratio for these projects will be 75.83% to the General Associate and 24.17% to the Limited Associates, for the Santa Ines project; and 81.83% to the General Associate and 18.17% to the Limited Associates for the Los Tauros project.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                   NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                        Property
       ----------------------------------------------          Acquisition
           Location                Description                    Cost
       --------------       ------------------------           -----------
       Aldama,              Real property known as
        Tamaulipas          Santa Ines and Los Tauros          $10,149,806

       Less debt assumed by the Association                      3,490,298
                                                               -----------
                                                                 6,659,508
       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement                5,315,619
                                                               -----------
       Limited Associates capital contribution                 $ 1,343,889
                                                               ===========


        The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $110,159 decreased total liabilities by $37,895 and partners equity $72,264.

      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


        Land                      $ 9,144,746
        Buildings                   1,005,060
                                  -----------
                                  $10,149,806
                                  ===========

      Substantially all land and building held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





3.     MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:

          SANTA INES PROJECT:
           BANCOMER, S.A.:
             Mortgage note, bank, interest at 8
             points above the Average bank deposit
             rate (5.2%) per annum, maturing in
             October, 1997, collateralized by
             real property.  Accrued interest at
             June 30, 1996 amounts to $189,781                 $  301,921

             Note payable, bank, interest at 8 points
             above the Average bank deposit rate
             (5.2%) per annum with annual
             principal reductions during 1995 and
             1996 with a balloon payment due 1997 of
             about $434,724.  Note is in default due
             to non-payment of 1995 principal reduction.
             Accrued interest at June 30, 1996 amounts
             to $313,806                                          501,903

           BANPAIS, S.A.:
             Note payable, bank, interest at 4 points
             above Mexican Treasury Certificates (5.2%)
             per annum, in default, collateralized by
             real property.  Accrued interest at
             June 30, 1996 amounts to $8,235                       41,179

           MULTIBANCO COMERMEX, S.A.:
             Note payable, other, interest at Average
             bank deposit rate (5.2%) per anuum,
             in default, collateralized by real
             property.  Accrued interest at June 30,
             1996 amounts to $97,815                              207,854
                                                               ----------
                                                                1,052,857
                                                               ----------

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

       LOS TAUROS PROJECT:
        MULTIBANCO COMERMEX, S.A.:
          Mortgage note, bank, interest at Average
          bank deposit rate (5.2%), collateralized
          by land, principal payments commence 2002
          and matures in 2009.  Accrued interest at
          June 30, 1996 amounts to $8,312                      $ 11,343

        BANCO DE CREDITO RURAL DEL NORESTRE, S.N.C.:
          Mortgage note, interest at 3.0%,
          collateralized by real property, payable
          annually between 1995 to 1999.  Note is in
          default due to non-payment of 1995 principal
          reduction.  Accrued interest at June 30,
          1996 amounts to $62,529                               131,612

          Note payable, interest at 3.0%, collateralized
          by equipment, in default.  Accrued interest at
       June 30, 1996 amounts to $14,032        29,572

          Note payable, interest at 6 points above the
          Average Bank Deposit Rate (5.2%), collateralized
          by equipment, matured in 1995.  Accrued interest
          at June 30, 1996 amounts to $118,445                  155,849

        MULTIBANCO MERCANTIL PROBURSA, S.A.:
          Mortgage notes, interest at 6 points above the
          Average Bank Deposit Rate (5.2%), collateralized
          by real property and personal guarantees of a
          limited associate on the Los Tauros Project, payable
          semi-annually commencing June, 1995 and maturing
          in December, 2000.  Note is in default due to non-
          payment of 1995 principal reduction.  Accrued
          interest at June 30, 1996 amounts to $167,710         220,671

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996




3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

        LOS TAUROS PROJECT (CONTINUED):
         ARRENDADORA BANCOMER:
           Installment loans, interest ranging from 6.3%
           to 12.0%, collateralized by equipment, in
           default.  Accrued interest at June 30, 1996
           amounts to $360,883                                 $  474,840

         OTHER:
           Note payable, other, interest at Average
           bank deposit rate (5.2%), collateralized
           by land.  Accrued interest at June 30, 1996
           amounts to $25,550                                      46,456
                                                               ----------
                                                                1,070,343
                                                               ----------
                                                               $2,123,200
                                                               ==========

      Maturities of mortgages and notes payable, subsequent to June 30, 1996 are as follows:


                       Twelve Months
                          Ended
                         June 30,             Amount
                       -------------        ----------
                          1997              $1,388,400
                          1998                 276,200
                          1999                 231,800
                          2000                  49,250
                          2001                  16,600
                       2002 to 2007            154,800
                       2008 thereafter           6,150
                                            ----------
                                            $2,123,200
                                            ==========

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





4.    ACCRUED INTEREST ON MORTGAGES AND NOTES PAYABLE:

            Bancomer, S.A.                                 $  503,587

            Banpais, S.A.                                       8,235

            Multibanco Comermex, S.A.                           8,312

            Banco de Credito Rural Del Norestre, S.N.C.       195,006

            Multibanco Mercantil Probursa, S.A.               167,710

            Arrendadora Bancomer                              360,883

            Other                                             123,365
                                                           ----------
                                                           $1,367,098
                                                           ==========

GONZALEZ  MACIN Y CIA.
_______________________________________________________________________________





Participating Associates
Hacienda de Franco
Mexico City, Mexico



We have audited the accompanying balance sheet of Hacienda de Franco, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Hacienda de Franco, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Notes 1 and 3 of Notes to financial statement which discusses development stage and mortgages and notes payable, financial and governmental institutions, including certain amounts in default.







                                           /s/  C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
June 18, 1996



      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - MARCH 31, 1996



                                     ASSETS



Properties under development                                   $5,145,363
                                                               ==========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $  488,868
   governmental institutions

  Accrued interest on mortgages and notes payable                  27,910
                                                               ----------
                                                                  516,778
                                                               ----------


Associates' equity:
   General Associates                                           3,755,171

   Limited Associate                                              873,414
                                                               ----------
                                                                4,628,585
                                                               ----------

                                                               $5,145,363
                                                               ==========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Hacienda de Franco, Asociacion en Participacion (the Association) was formed on January 10, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed a project with land and buildings located in Silao, Guanajuato. The project is known as Ex-Hacienda de Franco which consists of 236 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 81.13% to the General Associate and 18.87% to the Limited Associates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                 Property
       ----------------------------------------------          Acquisition
           Location                Description                    Cost
       --------------       -------------------------         ------------
       Silao,               Real property known as
        Guanajuato          Ex-Hacienda de Franco              $5,145,363

       Less debt assumed by the Association                       516,778
                                                               ----------
                                                                4,628,585
       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement               3,755,171
                                                               ----------

       Limited Associates capital contribution                 $  873,414
                                                               ==========


      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


       Land                        $4,679,306
       Buildings                      418,324
       Equipment                       47,733
                                   ----------
                                   $5,145,363
                                   ==========


      Substantially all land, building and equipment held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996





3.  MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:

           BANCOMER, S.A.:
            Mortgage note, bank, interest
            at 4.5% per annum, over the Inflation Rate
            Index of Mexico, maturing in 2007,
            collateralized by real property.
            Accrued interest at March 31, 1996
            amounts to $22,542                                 $461,988

            Note payable, bank, interest at
            the Average bank deposit rate
            (5.2%) per annum with principal
            reductions commencing during 1998 and
            maturing in 2007.  Accrued interest at
            March 31, 1996 amounts to $5,368                     26,880
                                                               --------
                                                               $488,868
                                                               ========

      Maturities of mortgages and notes payable, subsequent to March 31, 1996 are as follows:


                       Twelve Months
                          Ended
                         March 31,            Amount
                       -------------        ----------
                          1997               $ 26,880
                          1998                 46,199
                          1999                 46,199
                          2000                 46,199
                          2001                 46,199
                       2002 to 2007           230,995
                       2008 thereafter         46,197
                                             --------
                                             $488,868
                                             ========


4.  ACCRUED INTEREST ON MORTGAGES AND
     NOTES PAYABLE:

      Bancomer, S.A.                         $ 27,910
                                             ========

GONZALEZ  MACIN Y CIA.
______________________________________________________________________________




Participating Associates
Hacienda de Franco
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Hacienda de Franco, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Hacienda de Franco, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.












                                    /s/  C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
August 5, 1996






      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - JUNE 30, 1996



                                     ASSETS



Properties under development                                   $5,090,119
                                                               ==========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $  483,618
   governmental institutions

  Accrued interest on mortgages and notes payable                  27,609
                                                               ----------
                                                                  511,227
                                                               ----------


Associates' equity:
   General Associates                                           3,714,856

   Limited Associate                                              864,036
                                                               ----------
                                                                4,578,892
                                                               ----------

                                                               $5,090,119
                                                               ==========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Hacienda de Franco, Asociacion en Participacion (the Association) was formed on January 10, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Partnership, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed a project with land and buildings located in Silao, Guanajuato. The project is known as Ex-Hacienda de Franco which consists of 236 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 81.13% to the General Associate and 18.87% to the Limited Associates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                          Property
       ----------------------------------------------          Acquisition
         Location                  Description                    Cost
       --------------       ------------------------           -----------
       Silao,               Real property known as
        Guanajuato          Ex-Hacienda de Franco              $5,090,119

       Less debt assumed by the Association                       511,227
                                                               ----------
                                                                4,578,892
       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement               3,714,856
                                                               ----------
       Limited Associates capital contribution                 $  864,036
                                                               ==========


        The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $55,244 decreases total liabilities by $5,551 and Associates' equity $49,693.

      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


         Land                                              $4,629,065
         Buildings                                            413,832
         Equipment                                             47,220
                                                           ----------
                                                           $5,090,117
                                                           ==========

      Substantially all land, building and equipment held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralized debt or be hypothecated in any form.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996





3.  MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:

      BANCOMER, S.A.:
       Mortgage note, bank, interest
       at 4.5% per annum, over the Inflation Rate
       Index of Mexico, maturing in 2007,
       collateralized by real property.
       Accrued interest at June 30, 1996
       amounts to $22,299                               $457,027

       Note payable, bank, interest at the
       Average bank deposit rate (5.2%)
       per annum with principal reductions
       commencing during 1998 and maturing
       in 2007.  Accrued interest at
       June 30, 1996 amounts to $5,310                    26,591
                                                        --------
                                                        $483,618
                                                        ========

      Maturities of mortgages and notes payable, subsequent to June 30, 1996 are as follows:

                       Twelve Months
                          Ended
                         June 30,             Amount
                       -------------        ---------
                          1997               $ 26,500
                          1998                 45,700
                          1999                 45,700
                          2000                 45,700
                          2001                 45,700
                       2002 to 2007           228,618
                       2008 thereafter         45,700
                                             --------
                                             $483,618
                                             ========


4.  ACCRUED INTEREST ON MORTGAGES AND
     NOTES PAYABLE:

       Bancomer, S.A.                        $ 27,609
                                             ========

GONZALEZ  MACIN Y CIA.
______________________________________________________________________________





Participating Associates
Villas del Carbon
Mexico City, Mexico



We have audited the accompanying balance sheet of Villas del Carbon, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Villas del Carbon, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Note 1 of Notes to financial statement which discusses development stage.








                                     /s/  C.P. GUILLERMO GONZALEZ MACIN



Mexico, D.F.
June 18, 1996


      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - MARCH 31, 1996




                                     ASSETS



Land held for investment                                       $1,241,205
                                                               ==========





                               ASSOCIATES' EQUITY





Associates' equity:
  General Associate                                            $  981,545

  Limited Associates                                              259,660
                                                               ----------
                                                               $1,241,205
                                                               ==========











         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (JANUARY 19, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Villas del Carbon, Asociacion en Participacion (the Association) was formed on January 19, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed land located in Villas del Carbon, Jilotepec. The project is known as Las Aranas which consists of 24 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 79.08% to the General Associate and 20.92% to the Limited Associates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 19, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                               Property
       ----------------------------------------------------     Acquisition
          Location                     Description                 Cost
       --------------              ------------------------    -------------
       Villas del Carbon           Real property known as
        Jilotepec                  Las Aranas                  $1,241,205

       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement                 981,545
                                                               ----------

       Limited Assoicates capital contribution                 $  259,660
                                                               ==========


      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 19, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      LAND:
        Land is stated at acquisition cost to the Association.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  LAND HELD FOR INVESTMENT:
        Land held for investment was land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property.
        The rights are valid for thirty (30) years and are renewable each thirty
        (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

        Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

GONZALEZ  MACIN Y CIA.
________________________________________________________________________________




Participating Associates
Villas del Carbon
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Villas del Carbon, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Villas del Carbon, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.








                                      /S/  C.P. GUILLERMO GONZALEZ MACIN



Mexico, D.F.
August 5, 1996


      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - JUNE 30, 1996




                                     ASSETS



Land held for investment                                       $1,227,878
                                                               ==========





                               ASSOCIATES' EQUITY





Associates' equity:
  General Associate                                            $  971,006

  Limited Associates                                              256,872
                                                               ----------
                                                               $1,227,878
                                                               ==========











         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (JANUARY 19, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Villas del Carbon, Asociacion en Participacion (the Association) was formed on January 19, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed land located in Villas del Carbon, Jilotepec. The project is known as Las Aranas which consists of 24 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 79.08% to the General Associate and 20.92% to the Limited Associates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 19, 1996) TO JUNE 30, 1996






1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:



                                Property
     -------------------------------------------------         Acquisition
        Location                       Description                 Cost
     --------------           ------------------------         ----------
     Villas del Carbon        Real property known as
     Jilotepec                Las Aranas                       $1,227,878

     Less special allocation of Limited Associates
     equity transferred to the General Associate in
     accordance with the terms of the Agreement                   971,006
                                                               ----------
     Limited Associates capital contribution                   $  256,872
                                                               ==========


        The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $13,327 respresents a decrease in total assets and partners' equity, respectively.

      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 19, 1996) TO JUNE 30, 1996






1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      LAND:
        Land is stated at acquisition cost to the Association.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  LAND HELD FOR INVESTMENT:
        Land held for investment was land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property.
        The rights are valid for thirty (30) years and are renewable each thirty
        (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

        Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

                        PRO FORMA FINANCIAL INFORMATION

               INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The unaudited Pro Forma Condensed Consolidated Balance Sheet for the year ended December 31, 1995 and for the six months ended June 30, 1996 assumes that the Transaction, as described herein, had been consummated on December 31, 1995 and on June 30, 1996.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assumes that the Transaction, as described herein, had been consummated at the beginning of such periods.

     The following unaudited pro forma condensed consolidated financial statements are presented to reflect the estimated impact on the historical Consolidated Financial Statements of the Company, and of the issuance to Hemisphere of 514,070 shares, on December 31, 1995 and June 30, 1996, of Common Stock and a Convertible Note in the amount of $31,455,000 on December 31, 1995 and $32,120,000 on June 30, 1996, and the issuance to DSC of 495,930 shares on December 31, 1995 and June 30, 1996, of Common Stock and a Convertible Note in the amount $28,992,000 on December 31, 1995 and $29,674,000 on June 30, 1996
for the companies and interests acquired on August 19, 1996. The Transaction has been accounted for as a purchase.

     The pro forma condensed consolidated financial statements have not been audited or reviewed by the Company s independent certified public accountants. Accordingly, these statements are subject to adjustments upon audit, which will be conducted for the fiscal year ended December 31, 1996. These statements give effect only to the reclassifications and adjustments set forth in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. Unaudited pro forma information is not necessarily indicative of the results of operations or financial position which would have occurred had the Transaction been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of the Company s future results of operations or future financial period.

               INTERNATIONAL REALTY GROUP, INC. and SUBSIDIARIES
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of December 31, 1995
                                 (000 Omitted)

                                                                                                BARRA DEL            BAHIA DE
                                                                                                ---------            --------
                                            COMPANY            CENTRO           IXTAPA             TORDOS              CORTES
                                            -------            ------           ------             ------              ------
                                                                                                   ASSETS
                                                                                                   ------
Current Assets
   Cash and Equivalents                    $     19          $     ---        $     ---         $      ---          $       ---
   Accounts Receivable,
   Trade                                        222                ---              ---                ---                  ---
   Accounts Receivable, Related                 ---                242            1,416                ---                  ---
   Income  and V.A.T.Tax Refundable             ---                ---              433                ---                  ---
   Other Current Assets                          27                ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
        TOTAL CURRENT ASSETS                    268                242            1,849                ---                  ---
Marketable Securities Avail.For Sale             35                ---              ---                ---                  ---
Property Held for Investment                    481                839           17,020              9,942               45,728
Furniture, Equip. and Improvements              206                ---              ---                ---                  ---
Note Receivable, Related                        ---                ---              ---                ---                  ---
Excess of Cost over Fair Value of
  Net Assets Acquired                           140                ---              ---                ---                  ---
Other Assets                                     52                ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
        TOTAL ASSETS                       $  1,182          $   1,081        $  18,869         $    9,942          $    45,728
                                           ========          =========        =========         ==========          ===========

                                                                        LIABILITIES & SHAREHOLDERS  EQUITY
Liabilities:
  Accounts Payable                         $    135          $      58        $      68         $      ---          $       ---
  Mortgages and Notes Payable                   152                340              ---              2,080                  ---
  Accrued Liabilities                           403                375               83              1,339                  ---
  Notes Payable - Related                        27                  1            5,505                ---                  ---
Long-term Debt                                   49                ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
        TOTAL  LIABILITIES                      766                774            5,656              3,419                  ---
Convertible Note                                ---                ---              ---                ---                  ---
Minority Equity                                  35                ---            3,306              1,316               10,015
                                           --------          ---------        ---------         ----------          -----------
                                                801                774            8,962              4,735               10,015
                                           --------          ---------        ---------         ----------          -----------
Shareholder's Equity
  Common stock                                    9                  1               10                  7                   46
  Capital in excess of par                      835                306            9,897              5,200               35,667
  Accumulated Deficit                          <463>               ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
TOTAL SHAREHOLDERS EQUITY                       381                307            9,907              5,207               35,713
                                           --------          ---------        ---------         ----------          -----------

TOTAL LIABILITIES &
SHAREHOLDERS'  EQUITY                       $ 1,182          $   1,081        $  18,869         $   9,942           $    45,728
                                            =======          =========        =========         ==========          ===========
                                           VILLAS DEL         HACIENDA          CLUSTERS          PRO FORMA          PRO FORMA
                                           ----------         --------          --------          ---------          ---------
                                               CARBON        DE FRANCO              NOTE        ADJUSTMENTS       CONSOLIDATED
                                               ------        ---------              ----        -----------       ------------
Current Assets
  Cash and Equivalents                      $   ---          $     ---        $     ---         $      ---          $       19
  Accounts Receivable, Trade                    ---                ---              ---                ---                 222
  Accounts Receivable, Related                  ---                ---              ---                ---               1,658
  Income  and V.A.T.Tax Refundable              ---                ---              ---                ---                 433
  Other Current Assets                          ---                ---              ---                ---                  27
                                            -------          ---------        ---------         ----------          ----------
        TOTAL CURRENT ASSETS                    ---                ---              ---                ---               2,359
Marketable Securities Avail.For Sale            ---                ---              ---                ---                  35
Property Held for Investment                  1,203              4.986              ---                ---              80,199
Furniture, Equip. and Improvements              ---                ---              ---                ---                 206
Note Receivable, Related                        ---                ---            5,505             <5,505>         ----------
Excess of Cost over Fair Value of Net
  Assets Acquired                               ---                ---              ---                ---                 140
Other Assets                                    ---                ---              ---                ---                  52
                                            -------          ---------        ---------         ----------          ----------
        TOTAL ASSETS                        $ 1,203          $   4,986        $   5,505         $   <5,505>         $   82,991
                                            =======          =========        =========         ==========          ==========

                                       LIABILITIES & SHAREHLDERS' EQUITY
Liabilities:
  Accounts Payable                          $   ---          $     ---        $     ---         $      ---          $      261
  Mortgages and Notes Payable                   ---                474              ---                ---               3,046
  Accrued Liabilities                           ---                 27              ---                ---               2,227
  Notes Payable - Related                       ---                ---              ---              5,505                  28
Long-term Debt                                  ---                ---              ---                ---                  49
                                            -------          ---------        ---------         ----------          ----------
        TOTAL  LIABILITIES                      ---                501              ---              5,505               5,611
Convertible Note                                ---                ---              ---            <60,447>             60,447
Minority Equity                                 252                846              ---                ---              15,770
                                            -------          ---------        ---------         ----------          ----------
                                                252              1,347              ---            <54,942>             81,828
                                            -------          ---------        ---------         ----------          ----------
Shareholder s Equity
  Common stock                                    1                  5                7                 76                  10
  Capital in excess of par                      950              3,634            5,498             60,371               1,616
  Accumulated Deficit                           ---                ---              ---                ---                <463>
                                            -------          ---------        ---------         ----------          ----------
TOTAL SHAREHOLDERS EQUITY                       951              3,639            5,505             60,447               1,163
                                            -------          ---------        ---------         ----------          ----------

TOTAL LIABILITIES &
SHAREHOLDERS  EQUITY                        $ 1,203          $   4,986        $   5,505         $    5,505          $   82,991
                                            =======          =========        =========         ==========          ==========

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

               INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995








                                                 COMPANY                CENTRO             IXTAPA                 PRO FORMA
                                                 -------                ------             ------                 ---------
                                                                                                               CONSOLIDATED
                                                                                                               ------------
Revenue:
  Professional Fees                            $1,024,600           $     ---         $       ---              $ 1,024,600
  Interest                                         95,000                 ---           7,031,860                7,126,860
  Other                                           102,500                 ---                 ---                  102,500
                                               ----------           ---------         -----------              -----------
                         TOTAL REVENUE          1,222,100                 ---           7,031,860                8,253,960
                                               ----------           ---------         -----------              -----------
Operating Expenses
  Amortization and Depreciation                    87,800                 ---                 ---                   87,800
  Bad Debt                                         73,300                 ---                 ---                   73,300
  Direct Operating                                620,800                 ---                 ---                  620,800
  Interest                                         27,000             130,135           9,820,967                9,978,102
  Payroll and Related                             415,700                 ---                 ---                  415,700
  Rent                                             55,400                 ---                 ---                   55,400
  Selling, General and Administrative             246,900                 ---                 ---                  246,900
                                               ----------           ---------         -----------              -----------
               TOTAL OPERATING EXPENSE          1,526,900             130,135           9,820,967               11,478,002
                                               ----------           ---------         -----------              -----------

Loss Before Other Additions, Minority
Interests and Taxes                              <304,800>           <130,135>         <2,789,107>              <3,224,042>
                                               ----------           ---------         -----------              -----------

Gain or Loss from foreign currency                    ---                 ---             373,833                  373,833

Other Deductions                                  <51,500>           <113,038>             <2,812>                <167,350>
                                               ----------           ---------         -----------              -----------
                                                  <51,500>           <113,038>            371,021                  206,483
                                               ----------           ---------         -----------              -----------
Loss Before Provision for Income Tax             <356,300>           <243,173>         <2,418,086>              <3,017,559>

Provision for Income Tax (Benefit)                  2,900                 ---             <16,219>                 <13,319>
                                               ----------           ---------         -----------              -----------

Loss Before Minority Interest                    <359,200>           <243,173>         <2,401,867>              <3,004,240>

Minority Interest                                    <600>                ---                 ---                     <600>
                                               ----------           ---------         -----------              -----------

Net Loss                                       $ <359,800>         $ <243,173>        $<2,401,867>             $<3,004,840>
                                               ==========          ==========         ===========              ===========
Loss per Common share                          $    <0.04>                ---                 ---              $     <0.30>
                                               ==========          ==========         ===========              ===========
Weighted average Common shares,
outstanding                                     8,324,395                 ---                 ---                9,954,250
                                               ==========          ==========         ===========              ===========

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1996
                                 (000 Omitted)

                                                                                               BARRA DEL            BAHIA DE
                                                                                               ---------            --------
                                            COMPANY           CENTRO           IXTAPA             TORDOS              CORTES
                                            -------           ------           ------             ------              ------
                                                                                                  ASSETS
                                                                                                  ------
Current Assets
 Cash and Equivalents                      $       18       $    ---         $      18           $      ---          $        ---
 Accounts Receivable, Trade                       147            ---               ---                  ---                   ---
 Accounts Receivable, Related                     ---            247             1,912                  ---                   ---
 Income  and V.A.T.Tax Refundable                 ---            ---                33                  ---                   ---
 Other Current Assets                              90            ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
  TOTAL CURRENT ASSETS                            255            247             1,963                  ---                   ---
Marketable Securities Avail.For Sale               35            ---               ---                  ---                   ---
Property Held for Investment                      485            857            17,334               10,150                46,683
Furniture, Equip. and Improvements                197            ---               ---                  ---                   ---
Note Receivable, Related                          ---            ---               ---                  ---                   ---
Excess of Cost over Fair Value of
Net Assets Acquired                               132            ---               ---                  ---                   ---
Other Assets                                        8            ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
 TOTAL ASSETS                              $    1,112       $  1,104         $  19,297           $   10,150          $     46,683
                                           ==========       ========         =========           ==========          ============
                                                                  LIABILITIES & SHAREHOLDERS  EQUITY
Liabilities:
 Accounts Payable                          $      129       $     59         $      70           $      ---          $        ---
 Mortgages and Notes Payable                      197            334               ---                2,123                   ---
 Accrued Liabilities                              448            332               120                1,367                   ---
 Notes Payable - Related                           38            ---             5,625                  ---                   ---
Long-term Debt                                     46            ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
 TOTAL  LIABILITIES                               858            725             5,815                3,490                   ---
Convertible Note                                  ---            ---               ---                  ---                   ---
Minority Equity                                    32            ---             3,370                1,344                10,224
                                           ----------       --------         ---------           ----------          ------------
                                                  890            725             9,188                4,834                10,224
                                           ----------       --------         ---------           ----------          ------------
Shareholder s Equity
 Common stock                                       9              1                13                    7                    47
 Capital in excess of par                         879            378            10,099                5,309                36,412
Accumulated Deficit                              <666>           ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
TOTAL SHAREHOLDERS                                222            379            10,112                5,316                36,459
                                           ----------       --------         ---------           ----------          ------------
      EQUITY
TOTAL LIABILITIES &
      SHAREHOLDERS                         $    1,112       $  1,104         $  19,297           $   10,150          $     46,683
                                           ==========       ========         =========           ==========          ============
      EQUITY

                                           VILLAS DEL         HACIENDA          CLUSTERS          PRO FORMA          PRO FORMA
                                           ----------         --------          --------          ---------          ---------
                                               CARBON        DE FRANCO              NOTE        ADJUSTMENTS       CONSOLIDATED
                                               ------        ---------              ----        -----------       ------------

Current Assets
 Cash and Equivalents                       $     ---        $     ---          $     ---       $       ---       $       36
 Accounts Receivable, Trade                       ---              ---                ---               ---              147
 Accounts Receivable, Related                     ---              ---                ---               ---            2,159
 Income  and V.A.T.Tax Refundable                 ---              ---                ---               ---               33
 Other Current Assets                             ---              ---                ---               ---               90
                                            ---------        ---------          ---------       -----------       ----------
  TOTAL CURRENT ASSETS                            ---              ---                ---               ---            2,465
Marketable Securities Avail.For Sale              ---              ---                ---               ---               35
Property Held for Investment                    1,228            5,090                ---               ---           81,827
Furniture, Equip. and Improvements                ---              ---                ---               ---              197
Note Receivable, Related                          ---              ---              5,625            (5,625)             ---
Excess of Cost over Fair Value of
Net Assets Acquired                               ---              ---                ---               ---              132
Other Assets                                      ---              ---                ---               ---                8
                                            ---------        ---------          ---------       -----------       ----------
 TOTAL ASSETS                               $   1,228        $   5,090          $   5,625       $    (5,625)      $   84,664
                                            =========        =========          =========       ===========       ==========

Liabilities:
 Accounts Payable                           $     ---        $     ---          $     ---       $       ---       $      258
 Mortgages and Notes Payable                      ---              484                ---               ---            3,138
 Accrued Liabilities                              ---               27                ---               ---            2,294
 Notes Payable - Related                          ---              ---                ---             5,625               38
Long-term Debt                                    ---              ---                ---               ---               46
                                            ---------        ---------          ---------       -----------       ----------
 TOTAL  LIABILITIES                               ---              511                ---             5,625            5,774
Convertible Note                                  ---              ---                ---           <61,794>          61,794
Minority Equity                                   257              864                ---               ---           16,091
                                            ---------        ---------          ---------       -----------       ----------
                                                  257            1,375                ---           <56,169>          83,659
                                            ---------        ---------          ---------       -----------       ----------
Shareholder s Equity
 Common stock                                       1                5                  7                80               10
 Capital in excess of par                         970            3,710              5,618            61,714            1,661
Accumulated Deficit                               ---              ---                ---               ---             <666>
                                            ---------        ---------          ---------       -----------       ----------
TOTAL SHAREHOLDERS                                971            3,715              5,625            61,794            1,005
                                            ---------        ---------          ---------       -----------       ----------
      EQUITY
TOTAL LIABILITIES &
      SHAREHOLDERS                          $   1,228        $   5,090          $   5,625       $     5,625       $   84,664
                                            =========        =========          =========       ===========       ==========
     EQUITY

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

               INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996




                                                 COMPANY                CENTRO             IXTAPA                 PRO FORMA
                                                 -------                ------             ------                 ---------
                                                                                                               CONSOLIDATED
                                                                                                               ------------
Revenue:
  Professional Fees                            $  309,800             $     ---          $     ---             $    309,800
  Interest                                                                  ---             56,363                   56,363
                                               ----------             ---------          ---------             ------------
    TOTAL REVENUE                                 309,800                   ---             56,363                  366,163
                                               ----------             ---------          ---------             ------------

Operating Expenses
  Amortization and Depreciation                    27,400                   ---                ---                   27,400
  Bad Debt                                         24,200                   ---                ---                   24,200
  Direct Operating                                163,000                   ---                ---                  163,000
  Interest                                          4,400                   ---                ---                    4,400
  Payroll and Related                             147,000                   ---                ---                  147,000
  Rent                                             22,000                   ---                ---                   22,000
  Selling, General and Administrative              77,400                   ---                ---                   77,400
                                               ----------             ---------          ---------             ------------
    TOTAL OPERATING EXPENSE                       465,400                   ---                ---                  465,400
                                               ----------             ---------          ---------             ------------

Income (Loss) Before Other Additions,
Minority Interests and Taxes                     <155,600>                  ---             56,363                  <99,237>
                                               ----------             ---------          ---------             ------------

Gain (Loss) on Sale of Assets                         ---                   ---               <497>                    <497>

Other Deductions                                      ---                   <28>            <8,164                   <8,192>
                                               ----------             ---------          ---------             ------------
                                                      ---                   <28>            <8,661                   <8,689>
                                               ----------             ---------          ---------             ------------

Income (Loss) Before Provision for Income Tax    <155,600>                  <28>            47,702                 <107,926>

Provision for Income Tax                              ---                   ---             16,219                   16,219
                                               ----------             ---------          ---------             ------------

Income (Loss) Before Minority Interest           <155,600>                  <28>            31,483                 <124,145>

Minority Interest                                   2,900                                                             2,900
                                               ----------             ---------          ---------             ------------

Net Income (Loss)                              $ <152,700>            $     <28>         $  31,483             $   <121,245>
                                               ==========             =========          =========             ============

Loss per Common share                          $    <0.02>                  ---                ---             $      <0.01>
                                               ==========             =========          =========             ============

Weighted average Common shares,                 8,954,182                   ---                ---                9,954,250
outstanding                                    ==========             =========          =========             ============

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                        INTERNATIONAL REALTY GROUP, INC.
                                AND SUBSIDIARIES
                   NOTES TO PRO-FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)


     The foregoing financial information has been prepared from the audited and unaudited financial statements of the Company, Centro de Promociones Guerraro, S.A. de C.V. ("Centro"), and Cluster Inmobiliaria de Ixtapa, S.A. de C.V. ("Ixtapa"), dated December 31, 1995 and June 30, 1996 and the audited and unaudited financial statements of Barra del Tordo, Participating Association ("Barra del Tordo"), Bahia de Cortes, Participating Association ("Bahia de Cortes"), Villas del Carbon Participating Association ("Villas del Carbon"), and Hacienda de Franco Participating Association ("Hacienda de Franco"), dated March 31, 1996 and June 30, 1996 and should be read in conjunction with such statements and the related notes, included elsewhere herein.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING:
     International Realty Group, Inc., and subsidiaries, prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and often involve the utilization of estimates. Consequently, financial statement items do not necessarily represent current values.

PRINCIPLES OF CONSOLIDATION:
     The consolidated financial statements include the accounts of International Realty Group, Inc. (the "Company") and all material subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation for the Company.

PURCHASE METHOD:
     The Company utilized the purchase method of accounting for the treatment
of the acquisition of the companies and interest from DSC and Hemisphere.   At
Closing, the Company issued its Common Stock and Notes in consideration of the purchase price for the assets acquired.

DEVELOPMENT STAGE:
     The Company acquired 100% ownership in Nueva Tierra S.A. de C.V.(" Nueva
Tierra"), 70% from Hemisphere and 30% from DSC, at Closing.   Nueva Tierra s
assets consist of its majority interest in the four Participating Associations, Barra del Tordo, Bahia de Cortes, Villas del Carbon and Hacienda de Franco.
The associations were formed during January and February 1996. The Associations are considered as being in the development stage. From their inception to date, the entities have been devoted primarily to planning the developments, raising capital, securing debt financing and negotiating with lenders and have not implemented the development plan for the respective properties.

LAND HELD FOR INVESTMENT:
     Land held for investment is stated at cost. All property acquired in the Transaction, as described herein, is currently held for investment until such time as the property is sold or the development plan of the property is implemented by the Company, which would reclassify the property to land under development. As provided herein, any development of the above properties by the Company is contingent upon the completion of a development plan for the individual property, including the determination of the highest and best use, market viability, the estimated cost to complete the project, and a determination by the Company that it has sufficient capital resources to meet the quantified development costs as budgeted in the development plan.

LAND HELD FOR DEVELOPMENT:
     Land held for development is stated at cost. When the development plan has been approved by management, and the project commences construction, the property is reclassified to land held for development. Period interest and all development costs will be capitalized, but interest is not capitalized during material delays.

2.   NOTES TO PRO FORMA DATED DECEMBER 31, 1995

     The foregoing financial information has been prepared from the audited consolidated financial statements of the Company, and the audited financial statements of the following companies: Centro de Promociones Guerraro, S.A. de C.V., Cluster Inmobiliaria de Ixtapa, S.A. de C.V., dated December 31, 1995 and the audited financial statements of Barra del Tordo, Bahia de Cortes, Villas del Carbon, and Hacienda de Franco, dated March 31, 1996 and should be read in conjunction with such statements and the related notes, included elsewhere herein.

ACCOUNTS AND NOTES RECEIVABLE AND NOTES PAYABLE -- RELATED:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions were with entities related to DSC, S.A. de C.V. Group and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     At Closing, the Company acquired from DSC a Note Receivable--Related, from Clusters Ixtapa, which the Company acquired 75% of in the Transaction, in the amount of $5,505,000 and a corresponding Note Payable from Clusters Ixtapa to DSC for the same amount. The Note Receivable and Note Payable from Clusters Ixtapa was eliminated in consolidation.

STOCKHOLDER EQUITY:
     The pro forma adjustments to Common Stock, additional paid-in capital and Convertible Notes as of December 31, 1995 reflect the issuance of 514,070 shares of Common Stock, par value $.001, to Hemisphere and a Convertible Note of $31,455,000, and 495,930 shares of Common Stock, par value $.001, to DSC and a Convertible Note of $28,992,000. Upon the authorization of the increase in capital of the Company, each Convertible Note would be convertible into the Company s Common Stock on the basis of $.782 per share. The number of shares to be issued would be to Hemisphere Developments Limited 40,223,785 shares and to DSC, S.A. de C.V. 37,074,168 shares.

     The net transfer value( net equity) for the companies and interests acquired from Hemisphere and DSC as of December 31, 1995 would have been:


     HEMISPHERE                                              DSC


                       Net Transfer Value                                    Net Transfer Value
                         (000 omitted)                                         (000 omitted)
Barra del Tordo                 $   5,207             Centro Promociones              $     307
Bajia de Cortes                    35,713             Clusters Ixtapa                     9,907
Villa de Carbon                       951             Clusters Note                       5,505
Hacienda de Franco                  3,639
                                ---------                                             ---------
 TOTAL Nueva Tierra             $  45,510                                                15,719
                                =========
 70% Nueva Tierra                  31,857                30% Nueva Tierra                13,653
                                ---------                                             ---------
        TOTAL                   $  31,857                    TOTAL                    $  29,372
                                =========                                             =========
Issued 514,070 shares                 402             Issued 495,930 shares                 380
Convertible Note                   31,455             Convertible Note                   28,992
                                ---------                                             ---------
        TOTAL                   $  31,857                    TOTAL                    $  29,372
                                =========                                             =========

     At Closing, the Company acquired 100% of Nueva Tierra by the acquisition of 30% from DSC and the acquisition of Newland Corporation, whose sole asset is its 70% ownership of Nueva Tierra, from Hemisphere.

FOREIGN CURRENCY TRANSLATION:
     Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the twelve months ended December 31, 1995 was NP$7.7396 and was obtained from the Diario Official de la Federacion. The Hungarian exchange rate used for the twelve months ended December 31, 1995 was HUF 139.81. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations. The Mexican exchange
rate for March 31, 1996 was NP$7.5.   The financial statements for the
companies with this reporting date were adjusted to reflect the peso exchange rate as of December 31, 1995.

3. NOTES FOR PRO FORMA DATED JUNE 30, 1996

     The foregoing financial information has been prepared from the unaudited consolidated financial statements of the Company, and the unaudited financial statements of the following companies: Centro de Promociones Guerraro, S.A. de C.V., Cluster Inmobiliaria de Ixtapa, S.A. de C.V., Barra del Tordo, Bahia de Cortes, Villas del Carbon, and Hacienda de Franco, and should be read in conjunction with such statements and the related notes, included elsewhere herein.

FOREIGN CURRENCY TRANSLATION:
     Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the six months ended June 30, 1996 was NP$7.5814. Rates for 1996 were obtained from the Diario Official de la Federacion. The Hungarian exchange rate used for the six months ended June 30, 1996 was HUF153.05. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

STOCKHOLDER EQUITY:
     The pro forma adjustments to Common Stock, additional paid-in capital and Convertible Notes as of June 30, 1996 reflect the issuance of 514,070 shares of Common Stock, par value $.001, to Hemisphere and a Convertible Note of $32,120,000, and 495,930 shares of Common Stock, par value $.001, to DSC and a Convertible Note of $29,674,000. Upon the authorization of the increase in capital of the Company, each Convertible Note would be convertible into the Company s Common Stock on the basis of $.782 per share. The number of shares to be issued would be to Hemisphere Developments Limited 41,074,732 shares and to DSC, S.A. de C.V. 37,945,854 shares.

     The net transfer value (net equity) for the companies and interests acquired from Hemisphere and DSC as of June 30, 1996 is:


     HEMISPHERE                                         DSC


                       Net Transfer Value                                    Net Transfer Value
                         (000 omitted)                                         (000 omitted)
Barra del Tordo                 $   5,316             Centro Promociones              $     377
Bajia de Cortes                    36,459             Clusters Ixtapa                    10,109
Villa de Carbon                       971             Clusters Note                       5,628
Hacienda de Franco                  3,715
                                ---------                                             ---------
TOTAL Nueva Tierra              $  46,461                                             $  16,114
                                =========                                             =========
 70% Nueva Tierra                  32,522                 30% Nueva Tierr                13,938
                                ---------                                             ---------
        TOTAL                   $  32,522                     TOTAL                   $  30,052
                                =========                                             =========
Issued 514,070 shares                 402             Issued 495,930 shares                 380
Convertible Note                   32,120             Convertible Note                   29,674
                                ---------                                             ---------
        TOTAL                   $  32,522                     TOTAL                   $  30,052
                                =========                                             =========


     At Closing, the Company acquired 100% of Nueva Tierra by the acquisition of 30% from DSC and the acquisition of Newland Corporation, whose sole asset is its 70% ownership of Nueva Tierra, from Hemisphere.

CONVERTIBLE NOTES:
     Upon authorization of the increase in capital, the Convertible Notes will be retired and the Company s shareholders equity would be as follows:


                                         DECEMBER 31, 1995                   JUNE 30, 1996
                                         -----------------                   -------------
                                       PRO FORMA  AS CONVERTED           PRO FORMA  AS CONVERTED
COMMON STOCK                             10            86                    10            90
CAPITAL IN EXCESS OF PAR              1,616        61,993                 1,659        63,373
ACCUMULATED DEFICIT                    <463>         <463>                 <666>         <666>
                                     ------       -------                ------       -------
                                     $1,163       $61,616                $1,003       $62,797

ACCOUNTS AND NOTES RECEIVABLE AND NOTES PAYABLE -- RELATED:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions were with entities related to DSC, S.A. de C.V. Group and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     At Closing, the Company acquired from DSC a Note Receivable--Related, from Clusters Ixtapa, which the Company acquired 75% of in the Transaction, in the amount of $5,628,000 and a corresponding Note Payable from Clusters Ixtapa to DSC for the same amount. The Note Receivable and Note Payable from Clusters Ixtapa was eliminated in consolidation.

SUBSIDIARIES:
     Subsidiaries of the Company as of August 19, 1996 are as follows:


NAME OF SUBSIDIARY                                  OWNERSHIP          DATE OF                  STATE OR COUNTRY
------------------                                  ---------          -------                  ----------------
                                                        %           INCORPORATION               OF INCORPORATION
                                                        -           -------------               ----------------
The Appraisal Group, Inc.                              100            August 21, 1974                 Florida
U.S. Properties Investment  & Auction, Inc.            100             March 31, 1987                 Florida
Appraisal Group International., Inc.                   100              July 7, 1989                  Florida
Stragix International., Inc.                           100             April 1, 1990                  Florida
Appraisal Group International., Rt.                    75               June 6, 1990                  Hungary
IRG Financial Services, Inc.                           100             June 15, 1992                  Florida
Caye Bokel Limited                                     100            January 27, 1995                 Belize
Newland Corp.                                          100           December 12, 1995            Marshall Islands
Nueva Tierra S.A. de C.V.                              100            October 6, 1995                  Mexico
Centro de Promociones Guerraro, S.A. de C.V.           100             March 13, 1989                  Mexico
Clusters Inmobiliaria de Ixtapa, S.A. de C.V.          75              July 24, 1991                   Mexico
Villa Del Carbon  A.P.                                79.08           January 19, 1996                 Mexico
Hacienda Del Franco  A.P.                             81.13           January 10, 1996                 Mexico
Barra Del Tordo A.P.                                  79.82           January 17, 1996                 Mexico
Bahia de Cortes A.P.                                  78.1            February 7, 1996                 Mexico